Exhibit 4.1

                         POOLING AND SERVICING AGREEMENT

                                   RELATING TO

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A


                                      among


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
                                  as Depositor


                              EMERGENT GROUP, INC.
                                   as Servicer


                                       and


                              BANKERS TRUST COMPANY
                        as Trustee and as Backup Servicer



                             ----------------------

                            Dated as of March 1, 1996

                             ----------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS..................................................... 1

    Section 1.1.      Definitions............................................  1
    Section 1.2.      Usage of Terms......................................... 20
    Section 1.3.      Calculations........................................... 20
    Section 1.4.      Section References..................................... 20
    Section 1.5.      Action by or Consent of Certificateholders............. 20
    Section 1.6.      No Recourse............................................ 20
    Section 1.7.      Material Adverse Effect................................ 20

ARTICLE II    CREATION OF TRUST.............................................. 21

    Section 2.1.      Creation of Trust...................................... 21

ARTICLE III   CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY
              TRUSTEE;  ORIGINAL ISSUANCE OF CERTIFICATES.................... 21

    Section 3.1.      Conveyance of Receivables.............................. 21
    Section 3.2.      Custody Matters........................................ 22
    Section 3.3.      Conditions to Acceptance by Trustee.................... 23
    Section 3.4.      Representations, Warranties and Covenants of Depositor. 23
    Section 3.5.      [Reserved]............................................. 26
    Section 3.6.      Repurchase of Receivables Upon Breach of
                      Representation and Warranty............................ 26
    Section 3.7.      Nonpetition Covenant................................... 26
    Section 3.8.      Collecting Lien Certificates Not Delivered on
                      the Closing Date....................................... 27

ARTICLE IV    ADMINISTRATION AND SERVICING OF RECEIVABLES.................... 27

    Section 4.1.      Duties of the Servicer................................. 27
    Section 4.2.      Collection of Receivable Payments; Modification and
                      Amendment of Receivables............................... 28
    Section 4.3.      Realization Upon Receivables........................... 30
    Section 4.4.      Insurance.............................................. 31
    Section 4.5.      Maintenance of Security Interests in Vehicles.......... 31
    Section 4.6.      Covenants, Representations and Warranties of Servicer.. 32
    Section 4.7.      Purchase of Receivables Upon Breach of Covenant or
                      Representation and Warranty............................ 35
    Section 4.8.      Total Servicing Fee; Payment of Compensating Interest;
                      Payment of Certain Expenses by Servicer................ 36

                                                                            Page
                                                                            ----

    Section 4.9.      Servicer's Certificate................................. 36
    Section 4.10.     Annual Statement as to Compliance; Notice of Servicer
                      Termination Event...................................... 37
    Section 4.11.     Annual Independent Accountants' Report................. 37
    Section 4.12.     Access to Certain Documentation and Information
                      Regarding Receivables.................................. 38
    Section 4.13.     Monthly Tape........................................... 39
    Section 4.14.     Retention and Termination of Servicer.................. 40

ARTICLE V     DISTRIBUTIONS; STATEMENTS TO
              CERTIFICATEHOLDERS............................................. 41

    Section 5.1.      Accounts............................................... 41
    Section 5.2.      Collections............................................ 41
    Section 5.3.      Application of Collections............................. 42
    Section 5.4.      Additional Deposits.................................... 43
    Section 5.5.      Distributions.......................................... 43
    Section 5.6.      Net Deposits........................................... 45
    Section 5.7.      Statements to Certificateholders....................... 46
    Section 5.8.      Optional Deposits by the Certificate Insurer........... 47

ARTICLE VI    THE SPREAD ACCOUNT AND THE POLICY.............................. 48

    Section 6.1.      Spread Account......................................... 48
    Section 6.2.      Policy................................................. 48
    Section 6.3.      Withdrawals from Spread Account........................ 48
    Section 6.4.      Claims Under Policy.................................... 48
    Section 6.5.      Preference Claims; Direction of Proceedings............ 50
    Section 6.6.      Surrender of Policy.................................... 50
    Section 6.7.      Seller as Agent of the Reversionary Holders............ 50

ARTICLE VII   THE CERTIFICATES............................................... 51

    Section 7.1.      The Certificates....................................... 51
    Section 7.2.      Initial Issuance of Certificates....................... 53
    Section 7.3.      Registration of Transfer and Exchange of Certificates.. 53
    Section 7.4.      Mutilated, Destroyed, Lost or Stolen Certificates...... 54
    Section 7.5.      Persons Deemed Owners.................................. 54
    Section 7.6.      Access to List of Certificateholders' Names
                      and Addresses.......................................... 55

ARTICLE VIII  THE DEPOSITOR ................................................. 55

    Section 8.1.      Liability of Depositor................................. 55
    Section 8.2.      Limitation on Liability of Depositor................... 55

                                                                            Page
                                                                            ----

ARTICLE IX    THE SERVICER................................................... 56

    Section 9.1.      Liability of Servicer; Indemnities..................... 56
    Section 9.2.      Merger or Consolidation of, or Assumption of the
                      Obligations of, the Servicer or Backup Servicer........ 57
    Section 9.3.      Limitation on Liability of Servicer, Backup Servicer
                      and Others............................................. 58
    Section 9.4.      Delegation of Duties................................... 59
    Section 9.5.      Resignation of Servicer and Backup Servicer............ 59

ARTICLE X     SERVICER TERMINATION EVENTS.................................... 60

    Section 10.1.     Servicer Termination Event............................. 60
    Section 10.2.     Consequences of a Servicer Termination Event........... 62
    Section 10.3.     Appointment of Successor............................... 63
    Section 10.4.     Notification to Certificateholders..................... 64
    Section 10.5.     Waiver of Past Defaults................................ 64
    Section 10.6.     Effect of Servicer Termination Event on Sub-Servicer... 64

ARTICLE XI    THE TRUSTEE.................................................... 64

    Section 11.1.     Duties of Trustee...................................... 64
    Section 11.2.     Trustee's Assignment of Administrative Receivables and
                      Warranty Receivables................................... 66
    Section 11.3.     Certain Matters Affecting the Trustee.................. 66
    Section 11.4.     Trustee Not Liable for Certificates or Receivables..... 68
    Section 11.5.     Trustee May Own Certificates........................... 68
    Section 11.6.     Trustee's Fees and Expenses; Indemnification........... 68
    Section 11.7.     Eligibility Requirements for Trustee................... 69
    Section 11.8.     Resignation or Removal of Trustee...................... 69
    Section 11.9.     Successor Trustee...................................... 70
    Section 11.10.    Merger or Consolidation of Trustee..................... 71
    Section 11.11.    Appointment of Co-Trustee or Separate Trustee.......... 71
    Section 11.12.    Representations and Warranties of Trustee and Backup
                      Servicer............................................... 73
    Section 11.13.    Tax Returns............................................ 73
    Section 11.14.    Trustee May Enforce Claims Without Possession of
                      Certificates........................................... 73
    Section 11.15.    Suit for Enforcement................................... 73
    Section 11.16.    Rights to Direct Trustee............................... 74

                                                                            Page
                                                                            ----

ARTICLE XII   TERMINATION.................................................... 74

    Section 12.1.     Termination of the Trust............................... 74
    Section 12.2.     Optional Purchase of All Receivables................... 75

ARTICLE XIII  MISCELLANEOUS PROVISIONS....................................... 76

    Section 13.1.     Amendment.............................................. 76
    Section 13.2.     Protection of Title to Trust........................... 77
    Section 13.3.     Limitation on Rights of Certificateholders............. 79
    Section 13.4.     Governing Law.......................................... 80
    Section 13.5.     Severability of Provisions............................. 80
    Section 13.6.     Assignment............................................. 80
    Section 13.7.     Certificates Nonassessable and Fully Paid.............. 81
    Section 13.8.     Third-Party Beneficiaries.............................. 81
    Section 13.9.     Financial Security as Controlling Party................ 81
    Section 13.10.    Counterparts........................................... 81
    Section 13.11.    Notices................................................ 81
    Section 13.12.    Successors and Assigns................................. 82





                                    SCHEDULES
Schedule A    --        Schedule of Receivables

                                    EXHIBITS
Exhibit A     --        Form of Class A Certificate
Exhibit B     --        Form of Class B Certificate
Exhibit C     --        Form of Class C Certificate
Exhibit D     --        Form of Spread Account Agreement
Exhibit E     --        Form of Servicer's Certificate
Exhibit F     --        Form of Policy

Exhibit G         --        Form of Unaffiliated Seller's Agreement
Exhibit H         --        Form of Purchase Agreement and Assignment
Exhibit I         --        Servicer's Request for Release
Exhibit J         --        Form of Deficiency Notice
Exhibit K         --        Form of Notice
Exhibit L         --        Form of Investment Letter
Exhibit M         --        Servicer's Request For Permanent Release

     THIS POOLING AND SERVICING AGREEMENT ("this Agreement"), dated as of March 1, 1996, is made with respect to the formation of the Emergent Auto Receivables Trust 1996-A, among Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), Emergent Group, Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (in such capacity, the "Trustee") and as backup servicer (in such capacity, the "Backup Servicer").

     WHEREAS, the Depositor wishes to establish a trust and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

     WHEREAS, the Servicer has agreed to service the Receivables, which constitute the principal assets of the trust estate;

     WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

     WHEREAS, Bankers Trust Company is willing to serve in the capacity of Trustee and Backup Servicer hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, the Servicer, the Trustee and the Backup Servicer hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. All terms defined in the Spread Account Agreement (as defined below) shall have the same meaning in this Agreement. Whenever capitalized and used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accountants' Report: The report of Elliott Davis & Company, L.L.P. or a firm of nationally recognized independent accountants described in Section 4.11.

     Administrative Receivable: With respect to any Collection Period, a Receivable which the Servicer is required to purchase pursuant to Section 4.7.

     Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Principal Balance: With respect to any Determination Date, the sum of the Principal Balances (computed as of the related Record Date) for all Receivables (other than (i) any Receivable that became a Liquidated Receivable during the related Collection Period and (ii) any Receivable that became a Purchased Receivable on the immediately preceding Deposit Date).

     Amount Available: With respect to any Distribution Date, the sum of (i) the Available Funds for the immediately preceding Determination Date, plus (ii) the actual amount received by the Trustee with respect to any Deficiency Notice relating to such Distribution Date, plus (iii) the Policy Claim Amount, if any, received by the Trustee with respect to such Distribution Date.

     Amount Financed: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of automobile installment sale contracts or promissory notes, and related costs.

     Annual Percentage Rate or APR: With respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If after the Closing Date, the rate per annum with respect to a Receivable as of the Closing Date is reduced as a result of (i) an insolvency proceeding involving the Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, Annual Percentage Rate or APR shall refer to such reduced rate.

     Annual Trustee's Fee: Shall have the meaning set forth in Section .

     Available Funds: With respect to any Determination Date, the sum of (i) the Collected Funds for such Determination Date, (ii) all Purchase Amounts deposited in the Collection Account on the related Deposit Date and (iii) any Compensating Interest actually deposited by the Servicer on such Deposit Date.

     Average Default Rate: With respect to any Distribution Date, the arithmetic average of the Default Rate for such Distribution Date and the Default Rates for the two immediately preceding Distribution Dates.

     Average Delinquency Ratio: With respect to any Distribution Date, the arithmetic average of the Delinquency Ratio for such Distribution Date and the Delinquency Ratios for the two immediately preceding Distribution Dates.

     Average Net Loss Rate: With respect to any Distribution Date, the arithmetic average of the Net Loss Rates for the three immediately preceding Collection Periods.

     Basic Servicing Fee: With respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Basic Servicing Fee Rate multiplied by the Aggregate Principal Balance as of the first day of the Collection Period.

     Basic Servicing Fee Rate: 3.0% per annum, payable monthly at one- twelfth of the annual rate.

     Business Day: Any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions or trust companies in New York, South Carolina or any other location of any successor Servicer, successor Trustee or successor Spread Account Trustee are authorized or obligated by law, executive order or governmental decree to be closed.

     Calendar Quarter: The three-month period ending on the last day of March, June, September or December.

     Certificate: Any one of the Class A Certificates, Class B Certificates or Class C Certificates executed by the Trustee on behalf of the Trust in substantially the form set forth in Exhibit A, B or C, respectively.

     Certificate   Insurer:   Financial  Security  Assurance  Inc.,  a  monoline
insurance company incorporated under the laws of the State of New York, or any successor thereto, as issuer of the Policy.

     Certificate Majority: Holders of Class A Certificates and Class B Certificates representing greater than fifty (50%) percent of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or if there are no Class A Certificates outstanding, holders of Class B Certificates representing greater than fifty (50%) percent of the Class B Certificate Balance.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

     Certificate Register: The register maintained pursuant to Section 7.3 hereof.

     Claim Amount: Shall have the meaning described in Section 6.4(a).

     Class: A class of Certificates.

     Class A Certificate: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

     Class A Certificate Balance: Initially, the Class A Percentage of the Original Aggregate Principal Balance and, thereafter, the initial Class A
Certificate Balance reduced by all amounts distributed to the Class A Certificateholders and allocable to principal.

     Class A Certificate Factor: As of any Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance as of the Cut-Off Date.

     Class A Distributable Amount: On any Distribution Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

     Class A Interest Carryover Shortfall: As of the close of business on any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class A Certificates actually received on such current Distribution Date.

     Class A Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) thirty (30) days of interest, calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the preceding Collection Period and (ii) any outstanding Class A Interest Carryover Shortfall.

     Class A Pass-Through Rate: 6.55% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Class A Percentage: 90%.

     Class A Percentage Interest: The interest in the Class A Portion of the Trust that is evidenced by a Class A Certificate and that is set forth on the face of such Certificate; provided, however, that the Trustee shall only issue Class A Certificates evidencing in the aggregate Class A Percentage Interests totalling 100%. To the extent that, for federal income tax purposes, the Class A Certificates constitute indebtedness, all references in this Agreement to Holders of Class A Certificates owning a specified percentage of the outstanding Class A Certificate Balance shall be construed to mean Holders of Class A Certificates evidencing such specified percentage of the then outstanding indebtedness.

     Class A Portion: The aggregate interest in the Trust evidenced by the Class A Certificates.

     Class A Principal Carryover Shortfall: As of the close of business on any Distribution Date, the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

     Class A Principal Distributable Amount: With respect to any Distribution Date, without duplication, the sum of the Class A Percentage of (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Liquidated Receivables and Purchased Receivables), (ii) the Principal Balance of all Receivables that became
Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became Purchased Receivables as of the immediately preceding Record Date, plus, in the sole discretion of the Certificate Insurer, the Principal Balance allocable to the Class A Certificates as of the immediately preceding Record Date of all the Receivables that were required to be purchased pursuant to Sections 3.6 and 4.7 as of the immediately preceding Record Date but were not so purchased and (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period.

     Class B Certificate: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

     Class B Certificate Balance: Initially, the Class B Percentage of the Original Aggregate Principal Balance and, thereafter, the initial Class B
Certificate Balance, reduced by (x) all amounts distributed to Class B Certificateholders and allocable to principal and (y) on any Distribution Date on which (i) the sum of the Class A Certificate Balance and the Class B Certificate Balance as of such Distribution Date and after taking into account all distributions to be made on such Distribution Date exceeds (ii) the Aggregate Principal Balance with respect to the immediately preceding Collection Period, the amount of such excess.

     Class B Certificate Factor: As of any Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance.

     Class B Distributable Amount: On any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

     Class B Interest Carryover Shortfall: As of the close of business on any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date plus any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received on such current Distribution Date.

     Class B Interest Distributable Amount: With respect to any Distribution Date, the sum of (i) thirty (30) days of interest calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period and (ii) any outstanding Class B Interest Carryover Shortfall.

     Class B Pass-Through Rate: 8.25% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Class B Percentage: 10%.

     Class B Percentage Interest: The interest in the Class B Portion of the Trust that is evidenced by a Class B Certificate and that is set forth on the face of such Certificate; provided, however, that the Trustee shall only issue Class B Certificates evidencing in the aggregate Class B Percentage Interests totalling 100%. To the extent that, for federal income tax purposes, the Class B Certificates constitute indebtedness, all references in this Agreement to Holders of Class B Certificates owning a specified percentage of the outstanding Class B Certificate Balance shall be construed to mean Holders of Class B Certificates evidencing such specified percentage of the then outstanding indebtedness.

     Class B Portion: The aggregate interest in the Trust evidenced by the Class B Certificates.

     Class B Principal Carryover Shortfall: As of the close of business on any Distribution Date, the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class B Certificates actually received on such current Distribution Date.

     Class B Principal Distributable Amount: With respect to any Distribution Date, without duplication, the sum of the Class B Percentage of: (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Liquidated Receivables and Purchased Receivables) including the principal portion of all prepayments, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became
Purchased Receivables as of the immediately preceding Record Date and (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period.

     Class C Certificate: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit C.

     Class C Percentage Interest: The interest in the Class C Portion of the Trust that is evidenced by a Class C Certificate and that is set forth on the face of such Certificate; provided, however, that the Trustee on behalf of the Trust shall only issue Class C Certificates evidencing in the aggregate Class C Percentage Interests totalling 100%.

     Class C Portion: The aggregate interest in the Trust evidenced by the Class C Certificates.

     Closing Date: March 27, 1996.

     Collected Funds: With respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Receivables during the related Collection Period, including all Liquidation Proceeds collected during the related Collection Period (but excluding any Purchase Amounts).

     Collection Account: The account designated as the Collection Account in, and which is established and maintained pursuant to, Section 5.1.

     Collection Period: With respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Determination Date or Distribution Date).

     Collection Records: All manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

     Compensating Interest: shall have the meaning set forth in Section 4.8(b) hereof.

     Computer Tape or Listing: The computer tape or listing generated on behalf of the Depositor which provides information relating to the Receivables and which was used by the Depositor, the Seller and the Originators in selecting the Receivables conveyed to the Trust hereunder.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Four Albany Street, New York, New York 10006,

Attention: Corporate Trust and Agency Group - Structured Finance Team or such other office as the Trustee may designate from time to time by notice to the Certificateholders. The telecopy number for the Corporate Trust Office on the Closing Date is (212) 250-6439.

     Cram Down Loss: With respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced or the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

     Cut-Off Date: The close of business on February 29, 1996.

     Dealer: A seller of new or used automobiles or light trucks that originated one or more of the Receivables and sold the respective Receivable, directly or indirectly, to either Originator.

     Dealer Agreement: An agreement by and among either Originator and a Dealer relating to the sale of retail installment sale contracts and installment notes to either Originator and all documents and instruments relating thereto.

     Dealer Assignment: With respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to either Originator.

     Default Rate: With respect to any Distribution Date and based on such information provided in the Servicer's Certificate under Section 4.9(b), the product of (x) twelve and (y) a fraction (i) the numerator of which is the sum of (a) the aggregate Principal Balance (as of the related Record Date) of all Receivables which became Defaulted Receivables during the related Collection Period and (b) the aggregate Principal Balance (as of the related repurchase date) of Receivables that became Purchased Receivables during the related Collection Period that were 30 days or more delinquent with respect to more than ten percent of a Scheduled Payment at the time of such repurchase hereunder and
(ii) the denominator of which is a fraction (a) the numerator of which is the sum of (1) the Aggregate Principal Balance of the Receivables as of the first day of the related Collection Period and (2) the Aggregate Principal Balance of the Receivables as of the last day of the related Collection Period and (b) the denominator of which is two.

     Defaulted Receivable: With respect to any Distribution Date, a Receivable with respect to which: (i) more than ten percent of a Scheduled Payment is 90 or more days delinquent, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed; provided, however, that a Receivable shall not be a Defaulted Receivable if the Servicer has determined in good faith that insurance proceeds with respect to such Receivable are likely to be paid.

     Deficiency  Claim  Amount:  Shall  have the  meaning  set forth in  Section
6.3(a).

     Deficiency Claim Date: With respect to any Distribution Date, the fifth Business Day immediately preceding such Distribution Date.

     Deficiency Notice: Shall have the meaning set forth in Section 6.3.(a).

     Definitive  Certificate:  Shall  have the  meaning  set  forth  in  Section
7.3.(c).

     Delinquency Ratio: With respect to any Distribution Date, a fraction (a) the numerator of which is equal to the aggregate Principal Balance (as of the related Record Date) of all Receivables that were 30 or more days delinquent with respect to more than ten percent of a Scheduled Payment and (b) the denominator of which is equal to the Aggregate Principal Balance of the Receivables as of the related Record Date.

     Deposit Date: With respect to any Collection Period, the Business Day immediately preceding the related Determination Date.

     Depositor: shall have the meaning set forth in the first paragraph of this Agreement.

     Depository: The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named.

     Determination Date: With respect to any Collection Period, the ninth Business Day preceding the Distribution Date in the next calendar month.

     Distribution Amount: With respect to a Distribution Date, the sum of (i) the Available Funds for such Distribution Date, plus (ii) the Deficiency Claim Amount, if any, received by the Trustee with respect to such Distribution Date.

     Distribution Date: With respect to a Collection Period, the 20th day of the next succeeding calendar month, or if such 20th day is not a Business Day, the next succeeding Business Day, commencing April 22, 1996.

     Draw Date: With respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

     Electronic Ledger: The electronic master record of the installment sales contracts or installment loans of the Servicer.

     Eligible Account: (i) A segregated trust account that is maintained with a depository institution acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer, or (iii) a segregated trust account with the corporate trust department of the initial Trustee. In either case, such depository institution or trust company shall have been approved by the Controlling Party (as defined in the Spread Account Agreement), acting in its discretion, by written notice to the Spread Account Trustee.

     Eligible   Investments:   Any  one  or  more  of  the  following  types  of
investments:

          (i) (a) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; and (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are rated AAA by Standard & Poor's and Aaa by Moody's;

          (ii) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities); provided that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated A-1 by Standard & Poor's and P-1 by Moody's;

          (iii) repurchase obligations pursuant to a written agreement (1) with respect to any obligation described in clause (i) above, where the Trustee has taken actual or constructive delivery of such obligation in accordance with Section 5.1, and (2) entered into with a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities);

          (iv) securities bearing interest or sold at a discount rated "A-1" by Standard & Poor's and "P-1" by Moody's issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are rated AAA by Standard & Poor's and Aaa by Moody's at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Collection Account to exceed 10% of the Eligible Investments held in the Collection Account (with Eligible Investments held in the Collection Account valued at par);

          (v) commercial  paper that (1) is payable in United States dollars and
     (2) is rated "A-1" by Standard & Poor's and "P-1" by Moody's;

          (vi) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby and acceptable to the Certificate Insurer; and

          (vii) any other demand or time deposit, obligation, security or investment as may be acceptable to the Certificate Insurer, as evidenced by the prior written consent of the Certificate Insurer, as may from time to time be confirmed in writing to the Trustee by the Certificate Insurer.

     Eligible Servicer: The Servicer, the Backup Servicer or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle installment sales contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

     Emergent:   Collectively,   Emergent  Group,   Inc.,  the  Seller  and  the
Originators.

     Emergent Banks: Depository institutions named by the Servicer and, so long as an Insurer Default shall not have occurred and be continuing, acceptable to the Certificate Insurer, or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority.

     Emergent Collection Accounts: The segregated accounts maintained on behalf of the Trustee by the Emergent Banks pursuant to Section 4.2(d).

     Final Scheduled Distribution Date: February 20, 2003.

     Financed Vehicle: A new or used automobile or light duty truck, van or mini-van together with all accessories thereto, securing or purporting to secure an Obligor's indebtedness under a Receivable.

     Fractional Undivided Interest: The fractional undivided interest in the Trust that is evidenced by a Certificate.

     Indemnification   Agreement:   The  Indemnification   Agreement  among  the
Certificate Insurer, Emergent, the Depositor and the Underwriter.

     Independent  Accountants:  shall  have the  meaning  set  forth in  Section
4.11(a).

     Insurance Agreement: The Insurance and Indemnity Agreement among the Depositor, Emergent, the Certificate Insurer, and the Seller.

     Insurance Agreement Event of Default: An "Event of Default" as defined in the related Insurance Agreement.

     Insurance Policy: With respect to a Receivable, any insurance policy (including the insurance policies described in Section 3.02(w) of the Unaffiliated Seller's Agreement benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

     Insurer Default: The occurrence and continuance of any of the following events:

          (a) the Certificate Insurer shall have failed to make a payment required under the Policy in accordance with its terms;

          (b) The Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the
     United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

     Lien: Any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

     Lien Certificate: With respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     Liquidated Receivable: With respect to any Collection Period, a Receivable as to which (i) 60 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) more than ten percent of a Scheduled Payment shall have become 180 or more days delinquent or (iv) the Financed Vehicle has been sold and the proceeds received. Any Receivable that becomes a Purchased Receivable on or before the related Deposit Date shall not be a Liquidated Receivable.

     Liquidation Proceeds: With respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Spread Account and drawings under the Policy) net of amounts that are required to be refunded to the Obligor on such Receivable less reasonable Servicer out-of-pocket costs including repossession and resale expenses not already deducted from such amounts; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

     Local Banks: Depository institutions named by the Servicer and, so long as an Insurer Default shall not have occurred and be continuing, acceptable to the Certificate Insurer, or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority.

     Local Collection Accounts: The segregated accounts maintained on behalf of the Trust by the Local Banks pursuant to Section 4.2(d).

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Net Loss Rate: For any Collection Period, the product, expressed as a percentage, of twelve multiplied by a fraction, the numerator of which is equal to (i) the sum of (a) the aggregate of the Principal Balances as of the related Record Date of all Receivables that became Liquidated Receivables during the related Collection Period and (b) the amount of any Cram Down Losses less (ii) the Liquidation Proceeds received by the Trust with respect to Receivables which became Liquidated Receivables in prior Collection Periods, and the denominator of which is equal to the average of the Aggregate Principal Balance as of the related Record Date and the Aggregate Principal Balance as of the first day of the related Collection Period.

     Notice of Claim: A written or telecopied notice from the Trustee to the Certificate Insurer, substantially in the form of Exhibit A to the Policy.

     Obligor: The purchaser or the co-purchasers of the Financed Vehicle and any other Person or Persons who are primarily or secondarily obligated to make payments under a Receivable.

     Officer's Certificate: A certificate signed by the chairman of the board, the vice chairman, the president, the chief financial officer, the treasurer, the assistant treasurer, the controller or any executive vice president.

     Opinion of Counsel: A written opinion of counsel acceptable in form and substance to the Trustee and, if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Certificate Insurer, to the Certificate Insurer.

     Original Aggregate Principal Balance: $16,107,339.72

     Originators: The Loan Pro$, Inc., a South Carolina corporation and Premier Financial Services, Inc., a South Carolina corporation.

     Originator's Underwriting Guide: means the respective underwriting manuals used by each Originator in the origination or purchase of Receivables as amended from time to time.

     Participant: Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

     Person: Any legal person, including any individual, corporation, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

     Policy: The financial guaranty insurance policy number 50450-N issued by the Certificate Insurer to the Trustee for the benefit of the Class A Certificateholders, including any endorsements thereto.

     Policy Claim Amount: Shall have the meaning set forth in Section 6.4(a).

     Policy Payments Account: The account designated as the Policy Payments Account in, and which is established and maintained pursuant to, Section 5.1.

     Pool Factor: With respect to any Distribution Date, a seven digit decimal figure equal to, as applicable, the Class A Certificate Balance as of such Distribution Date (after giving effect to distributions on such date) divided by the Class A Certificate Balance as of the Closing Date, or the Class B Certificate Balance as of such Distribution Date (after giving effect to distributions on such date) divided by the Class B Certificate Balance as of the Closing Date.

     Preference Claim: Shall have the meaning set forth in Section 6.5(b).

     Prepayment: Any payment in full made by an Obligor of the principal of a Receivable which is received by the Servicer in advance of the scheduled maturity date for such Receivable.

     Principal Balance: With respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable, and (ii) any Cram Down Loss in respect of such Receivable.

     Purchase Agreement: The Purchase Agreement and Assignment dated as of March 1, 1996 between the Originators, the Seller and Emergent Group, Inc. relating to the purchase by the Seller from the Originators of the Receivables, as set forth in Exhibit H.

     Purchase Amount: With respect to a Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable as of the date of purchase.

     Purchased Receivable: As of any Record Date, any Receivable that became a Warranty Receivable or Administrative Receivable as of such Record Date (or which the Seller, the Originators or the Servicer has elected to purchase as of an earlier Record Date, as permitted hereunder) and as to which the Purchase Amount has been deposited in the Collection Account by the Seller, the

Originators, Emergent Group, Inc. or the Servicer, as applicable, on or before the related Deposit Date.

     Rating Agency: Each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Certificates; and if either Moody's or Standard & Poor's no longer maintains a rating on the Certificates, such other nationally recognized statistical rating organization selected by the Depositor and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer.

     Receivable: An installment sale contract or promissory note (and related security agreement) for a new or used automobile or light duty truck, van or mini-van (and all accessories thereto) that is included in the Schedule of Receivables, and all rights and obligations under such a contract, but not including (i) any Liquidated Receivable (other than for purposes of calculating, as applicable, the Class A Principal Distributable Amount and the Class B Principal Distributable Amount hereunder) or (ii) any Purchased Receivable on or after the Record Date immediately preceding the Deposit Date on which payment of the Purchase Amount is made in connection therewith pursuant to Section 5.4.

     Receivable  File:  The  documents,   electronic  entries,  instruments  and
writings listed in Section 3.2 pertaining to a particular Receivable.

     Record Date: With respect to any Determination Date or Distribution Date, the last day of the immediately preceding calendar month, except that with respect to the initial Determination Date or Distribution Date, the Closing Date.

     Registrar of Titles: With respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     Related Documents: The Certificates, the Purchase Agreement, the Indemnification Agreement, the Spread Account Agreement, the Insurance Agreement and the Unaffiliated Seller's Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

     Representation Letter: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Certificate Register under the nominee of the Depository.

     Repurchase Events: The occurrence of a breach of any of Emergent's representations or warranties in the Unaffiliated Seller's Agreement and the Purchase Agreement or the Servicer's representations and warranties in this Agreement which requires the repurchase of a Receivable by Emergent or the Servicer.

     Required Deposit Rating: A rating on short-term unsecured debt obligations of at least "P-1" by Moody's and at least "A-1+" by Standard & Poor's (or such other rating as may be acceptable to the Rating Agencies and, so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer) so as to not affect the rating on the Certificates.

     Requisite Amount: shall have the meaning set forth in the Spread Account Agreement.

     Responsible Officer: When used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to any other Person that is not an individual, the President, any Vice-President, Assistant Vice-President, Treasurer, Assistant Treasurer or the Controller of such Person, or any other officer or employee having similar functions.

     Rule of 78's Method: means the method under which a portion of a payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78's."

     Rule of 78's Receivables: means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Rule of 78's Method.

     Schedule of Receivables: The schedule of all installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A.

     Scheduled Payment: With respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or
(iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

     Seller: Emergent Auto Holdings Corp., a special-purpose finance vehicle incorporated in Delaware and a subsidiary of the Originators.

     Series: The Certificates issued pursuant to this Agreement.

     Servicer: shall have the meaning set forth in the first paragraph of this Agreement.

     Servicer Extension Notice: The notice delivered pursuant to Section 4.14.

     Servicing Procedures Manual: means the servicing manual used by the Servicer (or the Sub-Servicers with respect to the Sub-Serviced Receivables) in the servicing of the Receivables as amended from time to time.

     Servicer Termination Event: An event described in Section 10.1.

     Servicer's  Certificate:   With  respect  to  each  Determination  Date,  a
certificate, completed by and executed on behalf of the Servicer, in accordance with Section 4.9, substantially in the form attached hereto as Exhibit E.

     Simple Interest Method: The method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

     Simple Interest Receivable: A Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     Spread Account: The Spread Account established and maintained pursuant to the Spread Account Agreement. The Spread Account is not part of the Trust Property.

     Spread Account Agreement: The Master Spread Account Agreement among the Seller, Emergent Group, Inc., the Originators, the Certificate Insurer and the Trustee as Trustee and Spread Account Trustee substantially in the form attached hereto as Exhibit D, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     Spread Account Trustee: The Spread Account Trustee named in the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

     Sub-Serviced Receivables: Those Receivables sub-serviced by the Loan Pro$, Inc. or Premier Financial Services, Inc.

     Sub-Servicers: The Loan Pro$, Inc. with respect to Receivables originated by it and Premier Financial Services, Inc. with respect to Receivables originated by it.

     Supplemental Servicing Fee: With respect to any Collection Period (i) all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period and (ii) the net realized earnings on all investments of funds deposited in the Collection Account.

     Total   Servicing  Fee:  The  sum  of  the  Basic  Servicing  Fee  and  the
Supplemental Servicing Fee.

     Trigger Event: shall have the meaning set forth in the Spread Account Agreement.

     Trust: shall have the meaning set forth in Section 2.1.

     Trust Property: The property and proceeds of every description conveyed pursuant to Section 3.1 hereof, together with certain monies paid on or after the Cut-Off Date, the Policy, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), collections on the Receivables held at any time in the Emergent Collection Accounts, collections on the Receivables held at any time in the Local Collection Accounts and certain other rights under this Agreement. The Spread Account is not a part of or otherwise includable in the Trust or the Trust Property.

     Trustee: shall have the meaning set forth in the first paragraph of this Agreement.

     UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

     Unaffiliated Seller's Agreement: The Unaffiliated Seller's Agreement between the Depositor, the Seller, Emergent Group, Inc. and the Originators, dated as of March 1, 1996 pursuant to which the Seller will sell the Receivables to the Depositor.

     Underwriter: Prudential Securities Incorporated.

     Warranty Receivable: With respect to any Collection Period, a Receivable which Emergent has become obligated to repurchase pursuant to Section 3.6.

     Section 1.2. Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

     Section 1.3. Calculations. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Basic Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of a Record Date shall refer to the close of business on such day.

     Section 1.4. Section References. All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

     Section 1.5. Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Undivided Interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     Section 1.6. No Recourse. No recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, or director, as such, of the Depositor, the Seller, the Originators, the Servicer or the Trustee or of any predecessor or successor of the Depositor, the Seller, the Originators, the Servicer or the Trustee.

     Section 1.7. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy.


                                   ARTICLE II
                                CREATION OF TRUST

     Section 2.1. Creation of Trust. The Depositor does hereby create and establish, pursuant to the laws of the State of New York and this Agreement a trust (the "Trust"), which for convenience shall be known as "Emergent Auto Receivables Trust 1996-A."


                                   ARTICLE III
                CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY TRUSTEE;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 3.1. Conveyance of Receivables. (a) Subject to the terms and conditions of this Agreement, the Depositor hereby sells, transfers, assigns, and otherwise conveys to the Trustee, in trust for the benefit of the Certificateholders, without recourse (but without limitation of its obligations in this Agreement), all of the right, title and interest of the Depositor in and to the Receivables, all monies at any time paid or payable thereon or in respect thereof after the Cut-Off Date (including amounts due on or before the Cut-Off Date but received by the Depositor, the Seller or the Originators after the Cut-Off Date), an assignment of security interests of the Originators in the Financed Vehicles, the Insurance Policies and any proceeds from any Insurance Policies relating to the Receivables, the Obligors or the Financed Vehicles, including rebates of premiums, rights of the Originators against Dealers with respect to the Receivables under the Dealer Agreements and the Dealer Assignments, all items contained in the Receivable Files, any and all other documents that the Originators keep on file in accordance with their customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable, and all proceeds of the foregoing. It is the intention of the Depositor and the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Depositor's or the Seller's estate in the event of the filing of a bankruptcy petition by or against the Depositor or the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor or the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 3.1 for the benefit of the Certificateholders. The execution and delivery of this Agreement shall constitute an acknowledgment by the Depositor, the Seller and the Trustee on behalf of the Certificateholders that they intend to establish (for Federal tax purposes) a trust, rather than an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

     (b) The Depositor hereby directs the Trustee to, and the Trustee does hereby, accept the Trust Property conveyed by the Depositor pursuant to this
Section 3.1. The Trustee declares that the Trustee shall hold such Trust Property upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement. The Depositor hereby appoints the Trustee as the Depositor's attorney-in-fact with all power independently to enforce all of the Depositor's rights against the Seller, the Originators and Emergent Group, Inc. under the Unaffiliated Seller's Agreement directs the Trustee to enforce such rights. The Trustee hereby accepts such appointment and agrees to enforce such rights.

     Section 3.2. Custody Matters. (a) In connection with the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust pursuant to this Agreement, the Depositor shall deliver to the Trustee the following documents or instruments in its possession which shall be delivered to the Trustee on or before the Closing Date (or in the case of the Lien Certificate, within 180 days after the Closing Date) with respect to each Receivable:

          (i) the fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements); and

          (ii) the Lien Certificate, or, if not yet received, such documents, if any, that the related Originator keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of the related Originator as first lienholder or secured party.

     (b) Upon payment in full on any Receivable, the Servicer will notify the Trustee by an Officer's Certificate (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 3.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Trustee shall, upon written request of an officer of the Servicer and delivery to the Trustee of a receipt signed by such officer in the form of Exhibit I attached hereto, cause the original Receivable and the related Receivable File to be released to the Servicer. The Trustee may conclusively rely and shall be protected when acting or refraining from acting upon any certificate, request or receipt under this Section. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related

Receivable File to the Trustee when its need by the Servicer has ceased unless the Receivable shall be liquidated or repurchased as described in Section 3.6 or 4.7.

     Section 3.3. Conditions to Acceptance by Trustee. As conditions to the execution and delivery of the Certificates by the Trustee on the Closing Date, the Trustee shall have received the following on or before the Closing Date:

          (a) The Schedule of Receivables certified by the President, Controller or Treasurer of the Depositor;

          (b) Copies of resolutions of the Board of Directors of the Depositor approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by a Secretary or an Assistant Secretary of the Depositor;

          (c) Copies of resolutions of the Board of Directors of the Servicer approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by a Secretary or an Assistant Secretary of the Servicer;

          (d) Evidence that all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the other Trust Property have been made, taken or performed;

          (e) An executed copy of the Policy and Spread Account Agreement; and

          (f) A computer tape and a diskette in a format acceptable to the Trustee containing the information with respect to the Receivables.

     Section 3.4. Representations, Warranties and Covenants of Depositor. The Depositor hereby makes the following representations, warranties and covenants to the Trustee, the Certificate Insurer and the Certificateholders on which the Trustee relies in accepting the Receivables in trust and in authenticating the Certificates. Such representations, warranties and covenants are made as of the Closing Date and shall survive the sale, transfer and assignment of the Receivables to the Trustee, until the Certificates have been paid in full. The Depositor represents and warrants, as to itself:

          (i) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the other property transferred to the Trust.

          (ii) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (iii) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and the Related Documents to which it is a party and to carry out its terms and their terms, respectively; the Depositor has full power and authority to sell and assign the Trust Property to be sold and assigned to and deposited with the Trustee by it and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Related Documents to which it is a party have been duly authorized by the Depositor by all necessary corporate action.

          (iv) Valid Sale; Binding Obligations. This Agreement, when duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the other Trust Property, enforceable against the Depositor and creditors of and purchasers from the Depositor; and this Agreement and the Related Documents to which it is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (v) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents to which it is a party and the fulfillment of the terms of this Agreement and the Related Documents to which it is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.

          (vi) No Proceedings. There are no material proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, (iv) involving the Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates, or (v) that could have a material adverse effect on the Receivables.

          (vii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Depositor of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

          (viii) Registration. The Depositor's Registration Statement relating to the Class A Certificates has been declared effective under the Securities Act of 1933, as amended; such Registration Statement complies as to form with all requirements of such Act. The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible or which are attributed to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Depositor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Depositor not misleading. To the best of the Depositor's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          (ix) Chief Executive Office. The chief executive office of the Depositor is located at One New York Plaza, New York, New York 10292.

          (x) No Grant of a Security Interest. The Depositor has not pledged, assigned or transferred to any creditor, lender or any other entity a security interest in the Depositor's right, title and interest in and to the Receivables and Other Conveyed Property (as defined in and pursuant to the Unaffiliated Seller's Agreement) which right, title and interest was conveyed to the Trust pursuant to Section 3.1 hereof, other than a security interest in favor of the Trustee on behalf of the Certificateholders pursuant to this Agreement. Nor have any UCC financing statements been filed or signed by or agreed to by the Depositor as debtor in respect of the Depositor's right, title and interest in and to the Receivables and the Other Conveyed Property (as defined in the Unaffiliated Seller's Agreement), other than the security interest granted to the Trustee on behalf of the Certificateholders pursuant to this Agreement.

     Section 3.5. [Reserved].

     Section 3.6. Repurchase of Receivables Upon Breach of Representation and Warranty. The Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing,  upon the  discovery  (or,  in the  case of the  Trustee,  upon  actual knowledge by a Responsible Officer of the Trustee), of any breach of the Seller's representations and warranties pursuant to the Unaffiliated Seller's Agreement; provided, however, that the failure to give any such notice shall not derogate from any obligation of Emergent and, provided further, that the Trustee and the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties. Emergent, pursuant to the Unaffiliated Seller's Agreement and the Purchase Agreement, shall either cure the breach by the Deposit Date of the first full calendar month following the discovery by or notice to Emergent of the breach or repurchase any Receivable materially and adversely affected by such breach. The Trustee shall (provided that it either has actual knowledge of such breach or has received such written notice thereof) enforce such obligation of Emergent to repurchase any Receivable materially and adversely affected by the breach. If Emergent shall fail to so repurchase any Receivable, the Trustee shall promptly notify the Certificate Insurer, in writing, of such failure. In consideration of the purchase of the Receivable, Emergent shall remit the Purchase Amount in the manner specified in
Section 5.4. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to the Unaffiliated Seller's Agreement shall be to require Emergent to repurchase such Receivables pursuant to the Unaffiliated Seller's Agreement or the Purchase Agreement.

     In addition to the foregoing, Emergent shall, pursuant to the Unaffiliated Seller's Agreement or the Purchase Agreement, as the case may be, indemnify the Trustee, the Backup Servicer, the Depositor, the Spread Account Trustee, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to a breach of the representations and warranties set forth in the Unaffiliated Seller's Agreement or the Purchase Agreement.

     Section 3.7. Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Trust in accordance with Section 12.1, none of the Depositor, the Seller, the Servicer, the Trustee, nor the Originators shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the

Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

     Section 3.8. Collecting Lien Certificates Not Delivered on the Closing Date. In the case of any Receivable in respect of which written evidence from an Originator or a Dealer selling the related Financed Vehicle that the Lien Certificate for such Financed Vehicle showing the related Originator as first lienholder has been applied for from the Registrar of Titles, the Servicer shall use its best efforts to collect such Lien Certificate from the Registrar of Titles as promptly as practicable. If such Lien Certificate showing the related Originator as first lienholder is not received by the Trustee within 180 days after the Closing Date and, notwithstanding the Servicer's continued efforts to obtain such Lien Certificate, a loss occurs as a result of the failure to receive the Lien Certificate within 180 days, then the representation and warranty in Section 3.02(q) of the Unaffiliated Seller's Agreement in respect of such Receivable shall be deemed to have been incorrect in a manner that materially and adversely affects such Receivable, the Certificateholders, the Certificate Insurer and the Trust, and the Receivable must be repurchased by the Seller, the Originators or Emergent pursuant to Section 3.6 hereof.


                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.1. Duties of the Servicer. (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer shall follow its customary standards, policies, and procedures in performing its duties as Servicer; provided, that with respect to the Sub-Serviced Receivables and for so long as the Sub-Servicers are sub-servicing the Sub-Serviced Receivables, the Servicer shall follow each Sub-Servicer's respective customary standards, policies and procedures; provided, further, that the Servicer and the Sub-Servicers will be subject to no less degree of care and skill that would be exercised by a prudent servicer of non-prime motor vehicle installment sale contracts. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, reporting any required tax information to Obligors, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is de minimis and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Trustee on behalf of the Trust (provided the Servicer has obtained the Trustee's consent, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trustee shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trustee to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trustee shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 4.2. Collection of Receivable Payments; Modification and Amendment of Receivables. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the other Trust Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within 30 days in which such due date occurs, (ii) re-amortize the scheduled payments on the Receivable following a partial prepayment of principal or (iii) convert a Rule of 78s Receivable to a Simple Interest Receivable.

     (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (including those modifications permitted by Section 4.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, however, that:

     (i) The aggregate period of all extensions on a Receivable shall not exceed 6 months;

     (ii) In no event may a Receivable  be extended by the  Servicer  beyond the
          Collection   Period   immediately   preceding   the  Final   Scheduled
          Distribution Date;

     (iii)So long as an Insurer Default shall not have occurred and be continuing, the Servicer shall not amend or modify a Receivable (except as provided in Section 4.2(b) and this Section 4.2(c)) without the written consent of the Certificate Insurer;

     (iv) As of any Record Date the number of Receivables the term of which have been extended during the preceding 12-month period shall not exceed 10% of the number of Receivables which comprise the pool of Receivables underlying the Class A Certificate Balance and the Class B Certificate Balance at the beginning of the preceding 12-month period;

     (v) No such extension, modification or amendment shall be granted more than 90 days after the Closing Date if such action would have the effect of causing such Receivable to be deemed to have been exchanged for another Receivable within the meaning of Section 1001 of the Internal Revenue Code of 1986, as amended, or any proposed, temporary or final Treasury Regulations issued thereunder; and

     (vi) So long as an Insurer Default shall not have occurred and be continuing, the term of each Receivable may not be extended more than twice in a twelve month period.

     (d) Any payments on the Receivables received by the Servicer shall be deposited directly into one or more Local Collection Accounts, and the Servicer shall cause the Local Banks to deposit all such payments on the Receivables into Emergent Collection Accounts no later than the first Business Day after receipt of such payments. The Servicer shall then cause the Emergent Banks to deposit all such payments on the Receivables into the Collection Account no later than the first Business Day after receipt of such payments by the Emergent Banks.

     Section 4.3. Realization Upon Receivables. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which more than ten percent of a Scheduled Payment has become 180 or more days delinquent. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted by the Servicer to the Collection Account as soon as practicable, but in no event later than two Business Days after receipt thereof, and the Servicer shall notify the Trustee, in writing, of the amount and date of such deposit. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Collection Account) to the extent of such expenses. The Servicer shall recover such reasonable expenses based on the information contained in the Servicer's Certificate delivered on the related Determination Date. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles; the Servicer shall be entitled to reimbursement of any such tax from Liquidation Proceeds with respect to such Receivable.

     (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trustee to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Trustee, at the Servicer's expense, shall take such steps as the Servicer deems necessary and which the Trustee has received written notice thereof to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or of the Trustee for the benefit of the Certificateholders. All amounts recovered shall be remitted by the Servicer to the Collection Account as soon as practicable, but in no event later than two Business Days after receipt thereof.

     Section 4.4. Insurance. (a) The Servicer shall monitor the status of the insurance policies referred to in Section 3.02(w) of the Unaffiliated Seller's Agreement in accordance with its customary servicing procedures. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage insurance policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i) of Section 3.02(w) of the Unaffiliated Seller's Agreement (including during the repossession of such Financed Vehicle) the Servicer shall be diligent in carrying on its customary servicing procedures to enforce the rights of the holder of the Receivable thereunder to ensure that the Obligor obtains such physical loss and damage insurance.

     (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Trustee, on behalf of the Trust, at the Servicer's expense, shall take such steps as the Servicer deems necessary and which the Trustee has received written notice thereof to enforce such Insurance Policy, including bringing suit in its name or the name of the Trustee for the benefit of the Certificateholders.

     Section 4.5. Maintenance of Security Interests in Vehicles. (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle on behalf of the Trust, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trustee on behalf of the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the parties hereto agree that the related Originator's designation as the secured party on the certificate of title is, with respect to each secured party, as applicable, in its capacity as agent of the Trust.

     (b) So long as an Insurer Default shall not have occurred and be continuing, upon the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may instruct, in writing, the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent. If an Insurer Default shall have occurred and be continuing, upon the occurrence of a Servicer Termination Event, the Trustee (upon actual knowledge of such Servicer Termination Event by a Responsible Officer) and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct, in writing, the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary to perfect or re-perfect the security interests in the Financed Vehicles underlying the Receivables in the name of the Trustee on behalf of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent; provided, however, that (unless an Insurer Default shall have occurred and be continuing) if the Certificate Insurer requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Certificate Insurer.

     Section 4.6. Covenants, Representations and Warranties of Servicer. The Servicer hereby makes the following covenants to the other parties hereto and the Certificate Insurer on which the Trustee shall conclusively rely in accepting the Receivables in trust and issuing the Certificates and on which the Certificate Insurer shall rely in issuing the Policy.

     (a) The Servicer covenants as follows:

          (i) Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or, in the event that more than one Financed Vehicle was originally pledged to secure such Receivable, upon the payment of an allowable portion of such Receivable, one or more such Financed Vehicles may be so released or as otherwise contemplated herein;

          (ii) No Impairment. The Servicer shall do nothing to impair the rights of the Trust or the Certificateholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the other Trust Property;

          (iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

          (iv)  Servicing  of  Receivables.   The  Servicer  shall  service  the
     Receivables (and shall require the Sub-Servicers to service the Sub-Serviced Receivables) as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual.

     (b) The Servicer represents and warrants to the Depositor, the Trustee, the Certificate Insurer, the Backup Servicer and the Certificateholders as of the Closing Date as to itself:

          (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

          (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (involving the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Related Documents have been duly authorized by the Servicer by all necessary corporate action;

          (iv) Binding Obligation. This Agreement and the Servicer's Related Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) No Violation. The consummation by the Servicer of the transactions contemplated by this Agreement and the Servicer's Related Documents, and the fulfillment by the Servicer of the terms of this Agreement and the Servicer's Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or in any way materially adversely affect the interest of the Certificateholders or the Trust in any Receivable, or affect the Servicer's ability to perform its obligations under this Agreement;

          (vi) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, (D) including the Servicer and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates, or (E) that could have a material adverse effect on the Receivables. To the Servicer's knowledge, there are no proceedings or investigations pending or threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties relating to the Servicer which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates;

          (vii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

          (viii) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

          (ix) Chief Executive Office. The chief executive office of the Servicer is located at 15 South Main Street, Suite 750, Greenville, South Carolina 29601.

     Section 4.7. Purchase of Receivables Upon Breach of Covenant or Representation and Warranty. The Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing, upon the discovery (or, in the case of the Trustee, upon actual knowledge by a Responsible Officer of the Trustee) of any breach of the Servicer's covenants pursuant to Sections 4.5(a) or 4.6(a); provided, however, that the failure to give any such notice shall not derogate from any obligation of the Servicer, and so long as Emergent Group, Inc. is the Servicer, Emergent, hereunder to repurchase any Receivable; provided further that, the Trustee or the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties. The Servicer, and so long as Emergent Group, Inc. is the Servicer, Emergent, shall either cure any breach by the Deposit Date of the first full calendar month following the discovery by or notice to the Servicer of the breach or repurchase any Receivable materially and adversely affected by the breach. The Trustee shall (provided that it either has such actual knowledge or has received such notice thereof) enforce such repurchase obligation of the Servicer and, so long as Emergent Group, Inc. is the Servicer, Emergent. The Trustee shall notify the Certificate Insurer promptly, in writing, of any failure by the Servicer (or Emergent, if applicable) to so repurchase any Receivable. In consideration of the purchase of the Receivable, the Servicer (or Emergent, if applicable) shall remit the Purchase Amount in the manner specified in Section 5.4.

     In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Servicer (or Emergent, if applicable), the Servicer (or Emergent, if applicable) shall indemnify the Depositor, the Trustee, the Backup Servicer, the Spread Account Trustee, the Certificate Insurer, the Trust and the Certificateholders and any of their directors, officers, agents, employees or custodians against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of a breach of the covenants or representations and warranties set forth in Sections 4.5(a) or 4.6(a).

     Section 4.8. Total Servicing Fee; Payment of Compensating Interest; Payment of Certain Expenses by Servicer.

     (a) On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Basic Servicing Fee and any Supplemental Servicing Fee for the related Collection Period pursuant to Section 5.5.

     (b) On or prior to each Determination Date, the Servicer shall deposit in the Collection Account with respect to any Prepayment received on a Receivable during the related Collection Period, out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at an interest rate equal to the sum of the Class A Pass-Through Rate and the Class B Pass-Through Rate on the Principal Balance of such Receivable as of the first day of the related Collection Period and (y) the interest actually paid by the Obligor with respect to the Receivable during such Collection Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Collection Period in an amount in excess of the aggregate Basic Servicing Fee received by the Servicer with respect to all Receivables for the related Collection Period.

     (c) The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Certificateholders and the Certificate Insurer and all other fees and expenses of the Trust including taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification not expressly stated under this Agreement to be for the account of the Trust). The Servicer shall be liable for the fees and expenses of the Trustee, the Backup Servicer, the Spread Account Trustee and the Independent Accountants.

     Section 4.9. Servicer's Certificate. (a) No later than 10:00 a.m. New York City time on each Determination Date, the Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Spread Account Trustee, the Depositor and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing, among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by Section 6.3, to give any notice required by Sections 6.3 or 6.4 and make the distributions required by Section 5.5, (ii) a listing of all Warranty Receivables and Administrative Receivables purchased as of the related Deposit Date, identifying the Receivables so purchased, and (iii) all information set forth in Section 5.7 hereof. Receivables purchased by the Seller, the Originators, Emergent or the Servicer on the related Deposit Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables). A copy of such Servicer's Certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

     (b) In addition to the information required by Section 4.9(a), the Servicer shall include in the Servicer's Certificate delivered to the Certificate Insurer and the Trustee (i) the Delinquency Ratio, Average Delinquency Ratio, Default Rate, Average Default Rate, Net Loss Rate and Average Net Loss Rate for such Determination Date, (ii) whether any Trigger Event has occurred as of such Determination Date, (iii) whether any Trigger Event that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date, and
(iv) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred.

     Section 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event. (a) The Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Certificateholders and each Rating Agency, on or before March 31 of each year, beginning March 31, 1997, an Officer's Certificate, dated as of March 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Spread Account Trustee, the Depositor, the
Certificateholders and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1(a). The Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Spread Account Trustee, the Depositor, the Certificateholders and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 10.1.

     Section 4.11. Annual Independent Accountants' Report. (a) The Servicer shall, at its expense, cause Elliott Davis & Company, L.L.P. or a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer, to deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Depositor, the Certificateholders and each Rating Agency, for the first two calendar months after the Closing Date and if exceptions or errors that are required by generally accepted auditing standards to be reported exists, for each month thereafter until reports for two such consecutive months indicate no exceptions or errors that are required by generally accepted auditing standards to be reported, a statement (the "Accountant's Report") addressed to the Board of
Directors of the Servicer, to the Trustee, to the Backup Servicer, to the Depositor and to the Certificate Insurer, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included an examination of documents and records relating to the servicing of automobile installment sales contracts under pooling and servicing agreements substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement); (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile installment sales contracts; and (4) except as described in the statement, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report. The Accountants' Report shall further state that (1) except as disclosed in the Report, no exceptions or errors in the Servicer's Certificates so examined were found; and (2) the delinquency and loss information relating to the Receivables contained in the Servicer's Certificates were found to be accurate. In addition, the Accountant's Report must also be submitted on or before March 31 of each year, beginning on March 31, 1997, with respect to the twelve months ended the immediately preceding December 31. The Accountant's Report to be submitted on an annual basis shall also indicate that a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates for the Trust.

     (b)  The  Accountants'   Report  shall  also  indicate  that  the  firm  is
independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     (c)  A  copy  of  the   Accountants'   Report  may  be   obtained   by  any
Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

     Section 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide (and shall require the Sub-Servicers to provide) to representatives of the Trustee, the Backup Servicer and the Certificate Insurer reasonable access to the documentation regarding the Receivables. The Servicer will permit any authorized representative or agent designated by the Trustee or the Backup Servicer to visit and inspect any of the properties of the Servicer, to examine the corporate books and financial records of the Servicer, its records relating to the Receivables, and make copies thereof or extracts therefrom and to discuss the affairs, finances, and accounts of the Servicer with its principal officers and its independent accountants. Any expense incident to the exercise by the Trustee and the Backup Servicer of any right under this Section 4.12 shall be borne by the Servicer. The Servicer shall provide such access to any Certificateholder only in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 4.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 4.12 as a result of such obligation shall not constitute a breach of this Section 4.12. Any Certificateholder, by its acceptance of a Certificate (or by acquisition of its beneficial interest therein), shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section 4.12, except as may be required by applicable law.

     Section 4.13. Monthly Tape. On or before the fourth Business Day, but in no event later than the fifth calendar day, of each month, the Servicer will deliver to the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Backup Servicer) in a format acceptable to the Backup Servicer, containing the information with respect to the Receivables as of the preceding Record Date necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in Section
5.3. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trustee and the Backup Servicer) to verify the Servicer's Certificate delivered by the Servicer. The Backup Servicer shall notify the Servicer and the Certificate Insurer of any discrepancies on or before the second Business Day after the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fourth Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

     In addition, the Servicer shall, if so requested by the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) deliver to the Backup Servicer its Collection Records within two Business Days of demand therefor and a computer tape containing as of the close of business on the date of demand or the following day all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Unless an Insurer Default shall have occurred and be continuing, the Backup Servicer shall have no obligation to act in respect of such Collection Records delivered pursuant to this paragraph.

     Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Backup Servicer. In addition, the Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Controlling Party or the Trustee or for any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Receivable or non-compliance of the underlying installment sale contract with applicable law or the breach or the inaccuracy of any representation or warranty made pursuant to the Unaffiliated Seller's Agreement and the Purchase Agreement with respect to any Receivable. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

     Section 4.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on June 30, 1996, which term shall be extendible by the Certificate Insurer for successive quarterly terms ending on each successive September 30, December 31, March 31 and June 30 (or, pursuant to revocable written standing instructions from time to time to the Servicer, the Trustee and the Backup Servicer for any specified number of terms greater than one), until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee, the Servicer and the Backup Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee will, within five days thereafter, give written notice of such non-receipt to the Certificate Insurer, the Backup Servicer (or any alternate successor servicer appointed by the Certificate Insurer pursuant to Section 10.3(b)) and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

                                    ARTICLE V
                 DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.1. Accounts. The Servicer shall establish the Collection Account in the name of the Trustee for the benefit of the Certificateholders. The Servicer shall also establish the Policy Payments Account in the name of the Trustee for the benefit of the Class A Certificateholders. Each of the Collection Account and the Policy Payments Account shall be an Eligible Account and initially shall be a segregated trust account established with the Trustee and maintained with the Trustee. All amounts held in the Collection Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed in writing by the Servicer, in Eligible Investments that mature not later than one Business Day prior to the Distribution Date for the Collection Period to which such amounts relate. Any such written direction shall certify that any such investment is authorized by this Section 5.1. Investments in Eligible Investments shall be made in the name of the Trustee on behalf of the Trust, and such investments shall not be sold or disposed of prior to their maturity. The Trustee may trade with itself or an Affiliate in the purchase or sale of Eligible Investments. Any investment of funds in the Collection Account shall be made in Eligible Investments. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account shall be deposited in the Collection Account and distributed on the next Distribution Date pursuant to Section 5.5. The Servicer shall deposit in the Collection Account an amount equal to any net loss on such investments immediately as realized. Amounts in the Policy Payments Account shall not be invested. On the Closing Date, the Servicer shall deposit in the Collection Account (i) all Scheduled Payments and prepayments of Receivables received by the Local Banks after the Cut-Off Date and prior to the Closing Date and (ii) all Liquidation Proceeds and proceeds of Insurance Policies realized in respect of a Financed Vehicle and applied by the Servicer after the Cut-Off Date and any Compensating Interest.

     Section 5.2. Collections. (a) The Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds directly into the Local Collection Accounts on the Business Day of receipt, and the Local Banks shall deposit all such payments on the Receivables into the Emergent Collection Accounts no later than the Business Day following receipt of such payments. The Emergent Collection Banks shall deposit all such payments on the Receivables into the Collection Account one Business Day following receipt of such payments. Within one Business Day of the initial issuance of the Certificates, the Local Banks shall deposit into the Emergent Collection Accounts the foregoing amounts received during the current Collection Period through such date of issuance and the Emergent Banks shall deposit the foregoing amounts no later than the Business Day after receipt of such payments into the Collection Account. On the Closing Date, the Servicer, the Originators, the Seller or the Depositor shall deposit into the Local Collection Accounts all payments by or on behalf of the Obligors on the Receivables and any Liquidation Proceeds received by the Originators, the Seller, the Depositor or the Servicer after the Cut-Off Date and any Compensating Interest on or prior to the second

Business Day immediately preceding the Closing Date. The Local Banks shall deposit all such payments on the Receivables and any Compensating Interest into the Emergent Collection Accounts no later than the Business Day after receipt of such payments and the Emergent Banks shall deposit all such payments into the Collection Account no later than the Business Day after receipt of such payments.

     (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.5(b)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Certificate Insurer as may be necessary in the opinion of the Trustee and the Certificate Insurer to verify the accuracy of such certification. In the event that the Certificate Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section 5.2(b), the Certificate Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Trustee written notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.5, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.5 or
Section 5.6, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

     Section  5.3.  Application  of  Collections.   For  the  purposes  of  this
Agreement, all collections for a Collection Period shall be applied by the Servicer as follows:

          (a) With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor (other than of Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied, in the case of a Rule of 78s Receivable, first, to the Scheduled Payment of such Rule of 78s Receivable and, second, to any late fees accrued with respect to such Rule of 78s Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to any Rule of 78s Receivable, any remaining excess shall be applied to prepay the Receivable. With respect to Simple Interest Receivables, any prepayment of principal during each Collection Period shall be immediately applied to reduce the principal balance of the Receivable during such Collection Period.

          (b) With respect to each Receivable that has become a Purchased Receivable on any Deposit Date, the Purchase Amount shall be applied, for purposes of this Agreement only, to interest and principal on the Receivable in accordance with the terms of the Receivable as if the Purchase Amount had been paid by the Obligor on the Record Date. The

     Servicer shall not be entitled to any Supplemental Servicing Fees with respect to such a Receivable. Nothing contained herein shall relieve any Obligor of any obligation relating to any Receivable.

          (c) All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.5(b)(i).

          (d) All payments by or on behalf of an Obligor received with respect to any Purchased Receivable after the Record Date immediately preceding the Deposit Date on which the Purchase Amount was paid by the Seller, the Originators, Emergent or the Servicer shall be paid to the Seller, the Originators, Emergent or the Servicer, respectively, and shall not be included in the Available Funds.

     Section  5.4.  Additional  Deposits.  On or before each Deposit  Date,  the
Seller,  the  Originators  or the Servicer  shall  deposit  into the  Collection
Account the aggregate Purchase Amounts with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits of Purchase Amounts shall be made in immediately available funds. On or before each Draw Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Spread Account Trustee.

     Section 5.5. Distributions. (a) [Reserved]

     (b) On each Distribution Date, the Trustee shall (x) distribute all amounts from the Collection Account deposited by the Certificate Insurer under Section
5.8 as directed in writing by the Certificate Insurer, and (y) (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts and in the following order of priority:

          (i) first, from the Distribution Amount, to the Servicer, the Basic Servicing Fee for the related Collection Period, any Supplemental Servicing Fees for the related Collection Period, and any amounts specified in
     Section 5.2(b), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.6;

          (ii) second, from the Distribution Amount, to the Trustee, Spread Account Trustee, Emergent Banks or Local Banks (including the Trustee if acting in any such additional capacity), any accrued and unpaid fees (in each case, to the extent such Person has not previously received such amount from the Servicer);

          (iii)   third,   from   the   Amount   Available   to  the   Class   A
     Certificateholders, the Class A Interest Distributable Amount for such Distribution Date;

          (iv) fourth, from the Amount Available to the Class A Certificateholders, the sum of (x) the Class A Principal Distributable Amount for such Distribution Date and (y) the Class A Principal Carryover Shortfall, if any, for such Distribution Date;

          (v) fifth, from the Distribution Amount, to the Certificate Insurer, to the extent of any amounts owing to the Certificate Insurer under the Insurance Agreement and not paid, whether or not the Originators are also obligated to pay such amounts;

          (vi) sixth, from Available Funds to the Spread Account Trustee certain amounts for deposit in the Spread Account up to the Requisite Amount in accordance with the Spread Account Agreement;

          (vii) seventh, from Available Funds to the Class B Certificateholders, the Class B Interest Distributable Amount for such Distribution Date;

          (viii) eighth, from Available Funds to the Class B Certificateholders, the sum of (x) the Class B Principal Distributable Amount for such Distribution Date and (y) the Class B Principal Carryover Shortfall, if any, for such Distribution Date;

          (ix) ninth, to the Spread Account, all remaining Available Funds; and

          (x) tenth, from the Spread Account, from amounts released under priority SEVENTH of Section 3.03(b) of the Spread Agreement to the Class B Certificateholders and the Class C Certificateholder.

Distributions hereunder to the Seller shall be made by the Trustee by check mailed to the address specified in Section 13.11 or by wire transfer.

     (c) Subject to Section 12.1 respecting the final payment upon retirement of each Certificate, and provided that the Trustee has received the applicable Servicer's Certificate, on each Distribution Date the Trustee shall distribute to each Certificateholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates representing at least $3 million in Class A Certificate Balance or Class B Certificate Balance as of the Cut-Off Date, and if such Certificateholder shall have provided to the Trustee appropriate written instructions not later than 15 days prior to such Distribution Date, or (ii) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Holder's Fractional Undivided Interest of either the Class A Distributable Amount or the Class B Distributable Amount, as applicable, to the extent funds therefor are distributed under Section 5.5(b).

     (d) Each Certificateholder, by its acceptance of its Certificate, will be deemed to have consented to the provisions of paragraph (a) above relating to the priority of distributions, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Certificateholder until such amounts have been distributed to such Certificateholder pursuant to such provisions, provided, that the foregoing shall not restrict the right of any Certificateholder, upon compliance with the provisions hereof, from seeking to compel the performance of the provisions hereof by the parties hereto.

     In furtherance of and not in limitation of the foregoing, each Class B and Class C Certificateholder by acceptance of its Class B Certificate or Class C Certificate specifically acknowledges that, to the extent of any reversionary interest such Certificateholder may have in the Spread Account, no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been released pursuant to Section 3.03(b) SEVENTH of the Spread Account Agreement for distribution to such Class B and Class C Certificateholder pursuant to paragraph (b)(x) above. Each Class B and Class C Certificateholder, by its acceptance of its Class B and Class C Certificate further specifically acknowledges that it has no right to or interest in any moneys at any time held pursuant to the Spread Account Agreement or pursuant hereto prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear prior to such release. Notwithstanding the foregoing, in the event that it is ever determined that the moneys held in the Spread Account constitute a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Class C Certificateholders hereby grant to the Spread Account Trustee and to the Trustee a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03(b) of the Spread Account Agreement.

     Section 5.6. Net Deposits. The Servicer may make the remittances to be made by it pursuant to Sections 5.2 and 5.4 net of amounts (which amounts may be netted prior to any such remittance for a Collection Period) to be distributed to it pursuant to Sections 4.8 and 5.2(b) and (subject to payment by the Servicer of amounts otherwise payable pursuant to Section 5.5(b)(ii)) 5.5(b)(i), for so long as no Servicer Termination Event has occurred and is continuing; provided, however, that the Servicer shall account for all of such amounts in the related Servicer's Certificate as if such amounts were deposited and distributed separately; and, provided, further, that if an error is made by the Servicer in calculating the amount to be deposited or retained by it, with the result that an amount less than the amount required is deposited in the

Collection Account, the Servicer shall make a payment of the deficiency to the Collection Account, immediately upon becoming aware, or receiving notice from the Trustee, of such error.

     Section 5.7. Statements to Certificateholders. (a) On each Distribution Date, the Trustee shall send to each Certificateholder, a copy of the related Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.9, setting forth for the Collection Period relating to such Distribution Date the following information:

          (i) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to principal;

          (ii) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to interest;

          (iii) the amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim on the Policy;

          (iv) the Class A Certificate Balance and the Class B Certificate Balance, as applicable, (after giving effect to distributions made on such Distribution Date);

          (v) the amount of fees paid by the Trust with respect to such Collection Period;

          (vi) the amount of the Class A Interest Carryover Shortfall, Class A Principal Carryover Shortfall, Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall, if any, on such Distribution Date and the change in such amounts from those of the prior Distribution Date;

          (vii) the Class A Certificate Factor, Class A Certificate Balance, Class B Certificate Factor and Class B Certificate Balance as of such Distribution Date;

          (viii) the Delinquency Ratio, Average Delinquency Ratio, Default Rate, Average Default Rate, Net Loss Rate and Average Net Loss Rate for such Determination Date;

          (ix) whether any Trigger Event has occurred as of such Determination Date;

          (x) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as defined in the Spread Account Agreement), as of such Determination Date;

          (xi) whether an Insurance Agreement Event of Default has occurred; and

          (xii) the Pool Factor (after giving effect to distributions made on such Distribution Date).

Each amount set forth pursuant to subclauses (i) (such amounts broken down by Class of Certificate), (ii) (such amounts broken down by Class of Certificate),
(v) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate of the related Class.

     (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Certificateholder, a statement prepared by the Servicer containing the sum of the amounts set forth in clauses (i), (ii), and (v) (separately indicating amounts in respect of the Class A Certificates and the Class B Certificates in the case of (i) and (ii)) and such other information, requested in writing by the Servicer, if any, as the Servicer determines is necessary to permit the Certificateholder to ascertain its share of the gross income and deductions of the Trust (exclusive of the Supplemental Servicing Fee), for such calendar year or, in the event such Person shall have been a Certificateholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns.

     Section 5.8. Optional Deposits by the Certificate Insurer. The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section
6.4 and in accordance with the terms of the Policy) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date,
(ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A Percentage of the Aggregate Principal Balance as of such Determination Date, or (iii) to include such amount as part of the Class A Distributable Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy. The Certificate Insurer shall notify the Trustee at least three Business Days prior to the Distribution Date of such optional deposit specifying the amount of the optional deposit and remit such amount on the related Deposit Date.

                                   ARTICLE VI
                        THE SPREAD ACCOUNT AND THE POLICY

     Section 6.1. Spread Account. The Seller will, simultaneously with the execution and delivery of this Agreement, execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, deposit $1,288,587.18 in the Spread Account.

     Section 6.2. Policy. The Seller (pursuant to the Insurance Agreement) and the Servicer agree, simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy for the benefit of the Trust in accordance with the terms thereof.

     Section 6.3. Withdrawals from Spread Account. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through (v) of Subsection 5.5(b) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim Date immediately preceding such Distribution Date, the Trustee shall deliver to the Spread Account Trustee, the Certificate Insurer, the fiscal agent, if any, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice in the form of Exhibit I (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the Spread Account Trustee to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account.

     (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Spread Account Trustee to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 5.4.

     Section 6.4. Claims Under Policy. (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the sum of (i) the amount of Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount actually received by the Trustee from the Spread Account Trustee as a result of a Deficiency Notice with respect to such Distribution Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Spread Account Trustee pursuant to Section 3.03(a) of the Spread Account Agreement) would be insufficient, after giving effect to the distributions required by Section 5.5(b)(i)-(ii), to pay the Class A Distributable Amount for the related Distribution Date. If the above sum is insufficient, then the Trustee shall furnish to the Certificate Insurer no later than 10:00 a.m. New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Class A Interest Distributable Amount and the Class A Principal Distributable Amount with respect to such Distribution Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Certificate Insurer under the Policy shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Collection Account for payment to Class A Certificateholders on the related Distribution Date (or promptly following payment on a later date as set forth in the Policy).

     (b) Any notice delivered by the Trustee to the Certificate Insurer pursuant to subsection 6.4(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 10:00 a.m., New York City time, on the later of (i) the third Business Day following receipt on a Business Day of the Notice of Claim, and (ii) the applicable Distribution Date. Any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Class A Certificates, and for no other purpose.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii) deposit the same in the Collection Account for disbursement to the Class A Certificateholders as set forth in clauses (iii) and (iv) of subsection 5.5(b). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Class A Certificates, and shall not discharge the obligations of the Trust with respect thereto. The Certificate Insurer shall, to the extent it makes any payment with respect to the Class A Certificates, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Certificates by or on behalf of the Certificate Insurer in accordance with the written instructions of the Servicer, the Trustee shall assign to the Certificate Insurer, pursuant to an agreement of assignment prepared by and provided by the Certificate Insurer in a form satisfactory to the Trustee all rights to the payment of interest or principal with respect to the Class A Certificates which are then due for payment to the extent of all payments made by the Certificate Insurer, and the Certificate Insurer may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee upon the register of Class A Certificateholders upon receipt from the Certificate Insurer of proof of payment by the Certificate Insurer of any Class A Interest Distributable Amount or Class A Principal Distributable Amount.

     (d) The Trustee shall be entitled to enforce on behalf of the Class A Certificateholders the obligations of the Certificate Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Class A Certificateholders are not entitled to institute proceedings directly against the Certificate Insurer.

     Section 6.5. Preference Claims; Direction of Proceedings. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Class A Interest Distributable Amount or Class A Principal Distributable Amount paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided payment, and shall, at the time it provides notice to the Certificate Insurer, notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

     (b) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder, by its purchase of Class A Certificates, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.4(c), the Certificate Insurer shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     Section 6.6. Surrender of Policy. The Trustee shall surrender the Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

     Section 6.7. Seller as Agent of the Reversionary Holders. The Seller shall be deemed to be the agent of the Reversionary Holders for purposes of perfecting the Spread Account Trustee's Interest in the related Property (as such terms are defined in the Spread Account Agreement). The Reversionary Holders agree, by acceptance of the Class C Certificate, to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case, as the Controlling Party (as defined in the Spread Account Agreement) shall consider reasonably necessary in order to perfect the Spread Account Trustee's Interest in the related Property.

                                   ARTICLE VII
                                THE CERTIFICATES

     Section 7.1. The Certificates. (a) The Class A Certificates will be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof, except that one Class A Certificate shall be issued in a denomination that includes any residual amount. The Class B Certificates will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, except that one Class B Certificate shall be issued in a denomination that includes any residual amount. The Class C Certificate will be issued without denomination. Each Certificate shall represent a validly issued and binding obligation, but only if such Certificate has been executed and authenticated by a Responsible Officer of the Trustee by manual signature. Certificates bearing the manual signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust shall be valid and binding obligations, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in the form of the Certificates of the related Class, attached as exhibits hereto, signed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Class A Certificates shall be substantially in the form set forth in Exhibit A hereto, all Class B Certificates shall be substantially in the form set forth in Exhibit B hereto, and the Class C Certificate shall be substantially in the form set forth in Exhibit C hereto. The Certificates shall be dated the date of their authentication. Neither the Certificates nor the Receivables are insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     (b) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. The Class A Certificates shall, except as otherwise provided below, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the initial Class A Certificate Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

     The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

     With respect to Class A Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Seller, the Originators, the Servicer and the Trustee shall have no responsibility or obligation to Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Seller, the Originators, the Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Participant with respect to any ownership interest in any Class A Certificate, (ii) the delivery to any Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate.

     Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

     (c) In the event that (i) the Depository or the Servicer advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Servicer or the Depository is unable to locate a qualified successor or (ii) the Trustee in its sole discretion elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Servicer, or such depository's agent or designee but, if the Servicer does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Servicer.

     (d) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such

Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

     (e) No transfer of any Class B Certificates or Class C Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under any State securities laws or "Blue Sky" laws or in a transaction which does not require such registration or qualification. If such a transfer is to be made in reliance upon an exemption from the Securities Act other than Rule 144A thereunder, (i) the Trustee shall require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act or laws or (ii) the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the transferor and the Certificate Insurer in the form of Exhibit L certifying to the Trustee, the Certificate Insurer and the transferor the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Trust, the Certificate Insurer, the Depositor or the transferor. The Servicer promptly shall furnish to any Holder, or any prospective purchaser designated by a Holder, the information required to be delivered to Holders and prospective purchasers of Class B Certificates and Class C Certificate in connection with the resale of the Class B Certificates and Class C Certificate to permit compliance with Rule 144A in connection with such resale.

     Section 7.2. Initial Issuance of Certificates. The Trustee has delivered upon the instruction of the Depositor, in exchange for the Receivables, Class A Certificates and the Class B Certificates duly authenticated by the Trustee, in authorized denominations equaling in the aggregate the initial Class A Certificate Balance and the initial Class B Certificate Balance and the Class C Certificate duly authenticated by the Trustee, evidencing an aggregate Class C Percentage Interest of 100%.

     Section 7.3. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall maintain, or cause to be maintained, at the Corporate Trust Office, a Certificate Register in which the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. All Certificates shall be so registered.

     (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of the same class, of a like aggregate Percentage Interest, dated the date of such authentication.

     (c) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same class (of authorized denominations in the case of Class A Certificates and Class B Certificates) of a like aggregate Class A Percentage Interest, Class B Percentage Interest or Class C Percentage Interest, as the case may be, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee on behalf of the Trust shall execute on behalf of the Trust, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

     (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge or expense that may be imposed in connection with any transfer or exchange of Certificates.

     (e) All Certificates surrendered for registration of transfer or exchange shall be delivered to the Trustee and canceled and subsequently destroyed by the Trustee in accordance with its customary procedures in effect from time to time.

     (f) Notwithstanding the foregoing, in the case of any transfer or exchange of record or beneficial ownership of a Class B or Class C Certificate, the transferee of such Certificate shall be deemed to have represented and warranted that it is not acquiring its interest in the Certificate with the assets of (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to Title I of ERISA,
(B) a plan or other arrangement described in Section 4975 of the Code or (C) any entity whose underlying assets include plan assets by reason of an investment in such entity by a plan described in (A) or (B) above.

     Section 7.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Depositor, the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute on behalf of the Trust, authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate a new Certificate of like Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 7.4, the Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any other expenses (including the fees and expenses of the Trustee) in connection therewith shall be paid by the Servicer. Any duplicate Certificate issued pursuant to this Section 7.4 shall constitute a Certificate duly issued by the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 7.5. Persons Deemed Owners. The Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.6 hereof and for all other purposes whatsoever, and the Trustee shall not be affected by any notice to the contrary.

     Section 7.6. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer or (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer, within 10 days after receipt by the Trustee of a written request therefor from such party, a list of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer and the Trustee that neither the Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.


                                  ARTICLE VIII
                                  THE DEPOSITOR

     Section 8.1. Liability of Depositor. The Depositor shall be liable for payments in respect of the Certificates in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor herein.

     Section 8.2. Limitation on Liability of Depositor. The directors, officers, employees or agents of the Depositor shall not be under any liability to the Trust, the Trustee, the Certificateholders, the Originators, the Servicer, the Seller or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the Depositor's execution and delivery of this Agreement and the issuance of the Certificates. The Depositor shall not be under any liability to the Trust, the Trustee, the Certificateholders, the Originators, the Servicer, the Seller or any other Person for any action taken or for refraining from the taking of any action in its capacity as Depositor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Depositor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, misrepresentation or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Person respecting any matters arising hereunder.

                                   ARTICLE IX
                                  THE SERVICER

     Section 9.1. Liability of Servicer; Indemnities. (a) The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

     (b) The Servicer shall defend, indemnify and hold harmless the Trustee, the Backup Servicer, the Spread Account Trustee, the Certificate Insurer, the Depositor, the Seller and their respective officers, directors, agents and employees, the Trust, and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

     (c) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Backup Servicer, the Spread Account Trustee, the Depositor, the Seller, the Certificate Insurer, their respective officers, directors, agents and employees, and the Certificateholders from and against any taxes that may at any time be asserted against the Trust, the Trustee or the Certificateholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables and the other Trust Property to the Trustee or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same;

     (d) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Backup Servicer, the Certificate Insurer, the Depositor, the Seller, the Spread Account Trustee, their respective officers, directors, agents and employees and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, the Trust, the Certificate Insurer, the Depositor, the Seller or the Certificateholders through the breach of this Agreement, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement;

     (e) The Servicer shall indemnify, defend, and hold harmless the Backup Servicer, the Trustee, its officers, directors, agents and employees, from and against all costs, tax (other than income taxes on fees and expenses payable to the Trustee), expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Agreement, except to the extent that such cost, taxes (other than income tax), expense, loss, claim, damage or liability (A) is due to the willful misfeasance, bad faith or negligence of the Backup Servicer or the Trustee, or (B) arises from the Backup Servicer's or the Trustee's breach of any of its representations or warranties set forth in Section 11.12;

     (f) For purposes of this Section 9.1, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 9.2) as Servicer pursuant to Section 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the

Servicer pending appointment of a successor Servicer pursuant to Section 10.3. The provisions of this Section 9.1(f) shall in no way affect the survival pursuant to Section 9.1(g) of the indemnification by the Servicer provided by Sections 9.1(b) through 9.1(e); and

     (g) Indemnification under this Article shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Servicer described in this Section shall not terminate or be deemed released upon the resignation or termination of Emergent Financial Corporation as the Servicer and shall survive any termination of this Agreement.

     Section 9.2. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or Backup Servicer. (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person
(i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 9.2(a) to the Trustee, the Certificate Insurer, the Certificateholders and each Rating Agency. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default, shall have occurred and be continuing, (y) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.2(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trustee in the Trust Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

     Section 9.3. Limitation on Liability of Servicer, Backup Servicer and Others. Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or the Backup Servicer shall be under any liability to the Trust, the Originators, the Seller, the Depositor or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties (including negligence with respect to the Servicer's indemnification obligations hereunder), by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Servicer, the Backup Servicer or such person, as the case may be; further provided, that this provision shall not affect any liability to indemnify the Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trustee in its individual capacity. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may conclusively rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or written indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

     Section 9.4. Delegation of Duties. Subject to prior approval by the Certificate Insurer, the Servicer may at any time delegate any duties hereunder to any Person, including, without limitation, the Sub-Servicers, who agree to conduct such duties in accordance with this Agreement. Such delegation shall not relieve the Servicer of its responsibilities and liabilities with respect to such duties, and shall not constitute a resignation within the meaning of
Section 9.5. The Backup Servicer may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys, custodians or nominees. The Backup Servicer shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Backup Servicer.

     Section 9.5. Resignation of Servicer and Backup Servicer. (a) Subject to the provisions of Section 9.2, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer, and the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Certificate Majority (if an Insurer Default shall have occurred and be continuing) does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee and the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing). No resignation of the Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, the Backup Servicer or an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Servicer or, if an Insurer Default shall have occurred and be continuing, the Backup Servicer or a successor Servicer that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer.

     (b) The Backup Servicer may at any time resign from the obligations and duties imposed on it by this Agreement by giving written notice to the Certificate Insurer, provided, however, that no resignation of the Backup Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Backup Servicer or, if an Insurer Default shall have occurred and be continuing, a Person that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation as permitted by this Section 9.5, the Backup Servicer may petition a court for its removal. Notwithstanding anything herein to the contrary, in the event the entity serving as Trustee hereunder is also serving as Backup Servicer, such resignation of the Backup Servicer shall become effective without any further act upon the effectiveness of the resignation of the Trustee hereunder.

                                    ARTICLE X
                           SERVICER TERMINATION EVENTS

     Section 10.1. Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

          (a) Any failure by the Servicer to deliver to the Trustee for distribution to Certificateholders or deposit in the Spread Account any proceeds or payment required to be so delivered under the terms of the Certificates or this Agreement (including deposits of the Purchase Amount pursuant to Section 4.7) that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer or after discovery of such failure by a Responsible Officer of the Servicer;

          (b) Failure by the Servicer to deliver to the Trustee and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer the Servicer's Certificate required by Section 4.9 on the date such certificate is required to be delivered;

          (c) Failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.2(a);

          (d) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, any Certificateholder);

          (e) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

          (f) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

          (g) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given to the Servicer by the Trustee or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificateholder), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

          (h) So long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14;

          (i) So long as an Insurer Default shall not have occurred and be continuing, (x) an Insurance Agreement Event of Default shall have occurred or (y) an Insurance Agreement Event of Default with respect to another Series (as defined in the Spread Account Agreement) (other than a Portfolio Performance Event of Default as defined in the related Insurance Agreement) shall have occurred;

          (j) A claim is made under the Policy; or

          (k) Any failure by Emergent, only while Emergent Group, Inc. is acting as Servicer, to cure any breach or repurchase any Receivable in accordance with and upon the conditions set forth in Section 3.6 hereof.

     Section 10.2. Consequences of a Servicer Termination Event. (a) If a Servicer Termination Event shall occur and be continuing, so long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer, subject to subsection (b) of this Section 10.2, (or, if an Insurer Default shall have occurred and be continuing, any of the Trustee or the Certificateholders evidencing not less than a Certificate Majority), by notice given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders) may terminate all of the rights and obligations of the

Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, or, if the Certificate Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Certificates or the Trust Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer; provided, however, that the Backup Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The Backup Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Trust Property and related documents to show the Trustee as lienholder or secured party on the related Lien Certificates, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation, the transfer to the Backup Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the Backup Servicer of all Receivable Files, Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Receivables and the other Trust Property. The Trustee and the Backup Servicer may set off and deduct any amounts owed by the terminated Servicer from any amounts payable to the terminated Servicer pursuant to the preceding sentence. The terminated Servicer shall grant the Trustee, the Backup Servicer and the Certificate Insurer reasonable access to the terminated Servicer's premises at the Servicer's expense.

     (b) So long as no Insurer  Default shall have  occurred and be  continuing,
(i) if as the result of a default by the Servicer with respect to its obligations pursuant to Section 4.7, a Servicer Termination Event described in
Section 10.1(a) shall occur and be continuing and (ii) if a Servicer Termination Event described in Section 10.1(k) has occurred and is continuing, the Trustee may request in writing that the Certificate Insurer deliver the notice as set forth in subsection (a) above. The consent of the Certificate Insurer to such request shall not be unreasonably withheld.

     Section 10.3. Appointment of Successor. (a) On and after (i) the time the Servicer receives a notice of termination pursuant to Section 10.2 or (ii) upon the resignation of the Servicer pursuant to Section 9.5 or (iii) the receipt by the Backup Servicer (or any alternate successor Servicer appointed by the Certificate Insurer pursuant to Section 10.3(b)), of written notice from the Certificate Insurer that the Certificate Insurer is not extending the Servicer's term pursuant to Section 4.14, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided, however that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 10.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

     (b) The Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a person other than the Person serving as Backup Servicer at the time, and (without limiting its obligations under the Policy) shall have no liability to the Trustee, the Depositor, the Seller, the Person then serving as Backup Servicer, any Certificateholder or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer and an Insurer Default shall have occurred and be continuing, the Backup Servicer, the Trustee or a Certificate Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor Servicer has been appointed and accepted such appointment. Subject to Section 9.5, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.5. If upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.5, the Certificate Insurer appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Any successor Servicer which shall include the Backup Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under the Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed for any reason, the Certificate Insurer and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall be payable out of funds on deposit in the Spread Account. In addition, any successor Servicer shall be entitled, out of funds in the Spread Account, to reasonable transition expenses incurred in acting as successor Servicer.

     Section 10.4. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article X, the

Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

     Section 10.5. Waiver of Past Defaults. So long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer, subject to subsection
(b) of this Section 10.5 (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 10.6. Effect of Servicer Termination Event on Sub-Servicer. Any removal of the Servicer pursuant to this Article X shall ipso facto constitute a removal of the Sub-Servicers.

                                   ARTICLE XI
                                   THE TRUSTEE

     Section  11.1.  Duties of  Trustee.  (a) Subject to  paragraph  (c) of this
Section 11.1, the Trustee, both prior to and after the occurrence of a Servicer Termination Event, undertakes to perform as Trustee such duties and only such duties as are specifically set forth in this Agreement.

     (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provisions of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (other than errors in judgment) or its own bad faith or willful misfeasance; provided, however, that:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proven that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) the Trustee shall not be liable for any action it takes or omits to take in good faith at the direction of the Certificate Insurer (or, after an Insurer Default shall have occurred and be continuing, a Certificate Majority); provided that the Trustee shall not be authorized hereunder to comply with any direction which is not authorized by the terms of this Agreement.

     (d) Notwithstanding any other provision of this Agreement, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     (e) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in this Agreement, or of any failure by the Seller to comply with the obligations of the Seller referred to in this Agreement, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure (it being understood that knowledge of the Servicer is not attributable to the Trustee) or the Trustee receives written notice of such failure from the Servicer or the Seller, as the case may be, or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing) the Certificateholders evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; and

     (f) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     Section 11.2. Trustee's Assignment of Administrative Receivables and Warranty Receivables. With respect to all Administrative Receivables and all Warranty Receivables purchased by the Seller, the Originators, Emergent Group, Inc. or the Servicer, the Trustee shall take any and all actions reasonably requested in writing by the Seller, the Originators, Emergent Group, Inc. or the Servicer at the expense of the Person whose obligation was to repurchase the Administrative Receivable or the Warranty Receivable, to assign, without recourse, representation or warranty, to the Seller, the Originators, Emergent Group, Inc. or the Servicer, as applicable, including, without limitation, all the items conveyed to the Trustee pursuant to Section 3.1(a) with respect to such purchased Receivable, all monies due thereon, the security interests in the related Financed Vehicles, proceeds from any Insurance Policies, proceeds from recourse against Dealers on such Receivables and the interests of the Trust in certain rebates of premiums and other amounts relating to the Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Seller, the Originators, Emergent Group, Inc. or the Servicer, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Each of the Servicer and the Trustee shall cooperate with respect to the orderly transfer of the servicing to the party purchasing the Administrative Receivable or the Warranty Receivable hereunder, and each of the Servicer and the Trustee shall cooperate with such party to ensure that the purchasing party is subrogated to the rights of each such Person with respect to such Receivable.

     Section 11.3. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.1(c):

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) the Trustee may consult with counsel and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, pursuant to the provisions of this Agreement, unless the Trustee shall have been assured security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of a Servicer Termination Event (that has not been cured), exercise the rights and powers vested in it by this Agreement with reasonable care and skill;

          (d) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by Certificateholders evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B
     Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand;

          (e) The Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys, custodians or nominees. The Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Trustee. The Trustee shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Servicer or the Depositor;

          (f) The Trustee may conclusively rely, as to factual matters relating to the Depositor or the Servicer, on an Officer's Certificate of a Responsible Officer of the Depositor or Servicer, respectively; and

          (g) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any Related Document referred to herein, nor shall any provision of this Agreement, or any such Related Document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to the terms of this Agreement, or any Related Document or is contrary to law.

     Section 11.4. Trustee Not Liable for Certificates or Receivables. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the execution of the Certificates) or of any Receivable or Related Document, except to the extent otherwise expressly provided herein. The Trustee and the Backup Servicer shall at no time (except during such time, if any, as it is acting as successor Servicer) have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence of any Receivable or any computer or other record thereof (it being understood that the Trustee has not reviewed and does not intend to review such matters, the sole responsibility for such review being vested in the Servicer); the completeness of any Receivable; the receipt by the Servicer of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor and the Servicer with any covenant or the breach by the Depositor and the Servicer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (it being understood, however, that the Trustee shall remain responsible for any Trust Property that it may hold directly); the acts or omissions of the Depositor, the Servicer or any Obligor; any action of the Servicer taken in the name of the Trustee; the accuracy, content or completeness of any offering documents used in connection with the sale of the Certificates or any action by the Trustee taken at the instruction of the Servicer, the Depositor, the Certificate Insurer or the Certificateholders holding the requisite percentage of Certificates; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, whether as Trustee or as Backup Servicer. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables prior to the time such funds are deposited in the Collection Account.

     Section 11.5. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may deal with the Depositor and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

     Section 11.6. Trustee's Fees and Expenses; Indemnification. The Servicer in a separate agreement (the "Fee Letter") has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual fees (the "Annual Trustee's Fee") (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services, including services as Backup Servicer, rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement of the Trustee. To the extent not covered by Article IX, the Depositor and the Servicer shall indemnify, defend, and hold harmless the Trustee and the Backup Servicer from and against all costs, expenses (including legal fees and expenses), losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance of the performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability is due to the bad faith or gross negligence (except for errors in judgment) of the Trustee or the Backup Servicer, respectively. In addition, the Servicer in Section 9.1 has agreed to indemnify the Trustee with respect to certain matters, and the Certificateholders in their individual capacity under Section 11.3(c) or (d) may agree to indemnify the Trustee under certain circumstances. The provisions of this Section 11.6 shall (i) not be in limitation of the Fee Letter entered into in connection with this Agreement between the Servicer and the Trustee (ii) shall not terminate or be deemed released upon the resignation or termination of Emergent Group, Inc. as the Servicer, or the resignation or termination of the Trustee or the Backup Servicer and (iii) shall survive any termination of this Agreement.

     Section 11.7. Eligibility Requirements for Trustee. The Trustee under this Agreement shall at all times be a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority (so long as an Insurer Default shall not have occurred and be continuing) satisfactory to the Certificate Insurer, and (if Moody's then has a rating outstanding on the Certificates) with a long-term debt rating from Moody's of "Baa3" or higher or otherwise acceptable to Moody's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.8.

     Section 11.8. Resignation or Removal of Trustee. (a) Subject to the provisions of subsection (c) of this Section , the Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer, with the consent of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing), shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer shall remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Servicer or the Certificate Insurer, as the case may be, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. The Servicer shall also pay all amounts due and owing to the outgoing Trustee. Any successor trustee shall (so long as an Insurer Default shall not have occurred and be continuing) be acceptable to the Certificate Insurer.

     (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.8 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.9.

     (d) If the Trustee and the Backup Servicer shall be the same Person and the rights and obligations of the Backup Servicer shall have been terminated pursuant to Section 10.2, then the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) shall have the option, by 60 days' prior notice in writing to the Servicer and the Trustee, to remove the Trustee, and the Certificate Insurer shall not have any liability to the Trustee, the Depositor, the Servicer or any Certificateholder in connection with such removal.

     Section 11.9. Successor Trustee. (a) Any successor Trustee appointed as provided in Section 11.8 shall execute, acknowledge and deliver to the Servicer and the Certificate Insurer, and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance (except as provided below), shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee; but, on request of the Servicer and the Certificate Insurer, or the successor trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Depositor, on behalf of the Trust, shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement or any Related Document; and the predecessor Trustee and the other parties to the Related Documents shall amend any Related Document to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 11.9 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.7. Upon acceptance of appointment by a successor
Trustee as provided in this Section 11.9, the Depositor shall mail notice by first-class mail of the successor of such Trustee and the address of the successor Trustee's corporate trust office under this Agreement to each Rating Agency, the Certificate Insurer and all Certificateholders at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Depositor. The Trustee shall not be liable for acts and omissions of any Successor Trustee.

     Section 11.10. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee under this Agreement, provided such corporation shall be eligible under the provisions of Section 11.7, without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Trustee or its successor hereunder shall provide the Servicer and the Certificate Insurer with prompt notice of any such transaction.

     Section 11.11. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Trustee, with the consent of the Servicer and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer, shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section 11.11, such powers, duties, obligations, rights and trusts as the Servicer, the Trustee and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer may consider necessary or desirable. If the Servicer shall not have responded to such appointment within 15 days after the receipt by it of a request to do so, or if a Servicer Termination Event shall have occurred and be continuing, the consent of the Servicer shall not be required. No co-Trustee or separate Trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under Section 11.7 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.9. Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-Trustee jointly (it being understood that such separate trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee;

          (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) The Servicer, the Trustee and provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (b) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     (c) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 11.12. Representations and Warranties of Trustee and Backup Servicer. Each of the Trustee and Backup Servicer represents and warrants as of the date of this Agreement that:

          (a) it is a banking corporation duly organized and validly existing under the laws of the state of its incorporation;

          (b) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (c) the execution, delivery and performance by it of this Agreement do not violate any provision of its corporate charter or by-laws; and

          (d) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 11.13. Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature on behalf of the Trust at least ten Business Days before such returns are due to be filed by the Servicer. The Trustee, upon request, shall furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

     Section 11.14. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     Section 11.15. Suit for Enforcement. If a Servicer Termination Event shall occur and be continuing, the Trustee, in its discretion may (but shall have no duty or obligation so to proceed), subject to the provisions of Section 11.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

     Section 11.16. Rights to Direct Trustee. Subject to Section 11.3(c), the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) shall have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be in violation of this Agreement or any of the Related Documents or would subject it to personal liability against which it has not been provided indemnity reasonably satisfactory to it or (in the case of directions provided by a Certificate Majority) be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificate Insurer or the Certificateholders.


                                   ARTICLE XII
                                   TERMINATION

     Section 12.1. Termination of the Trust. (a) The respective obligations and responsibilities of the Depositor, the Servicer, the Certificate Insurer and the Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase as of any Record Date by the Depositor or the Servicer at its option of the corpus of the Trust as described in Section 12.2) and the subsequent distribution to Certificateholders pursuant to Section 5.5 of the amount required to be deposited pursuant to Section 12.2 or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Certificate Insurer of all amounts payable or reimbursable to it pursuant to this Agreement and the Insurance Agreement. In either case, there shall be delivered to the Trustee and the Certificate Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy insolvency and similar laws have expired with respect to the payments pursuant to clause (ii); provided, however, that in no event shall the Trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and provided, further, that the rights to indemnification under Sections 9.1 and
11.6 shall survive the termination of the Trust. The Servicer shall promptly notify the Trustee and the Certificate Insurer of any prospective termination pursuant to this Section 12.1.

     (b) Notice of any final distribution, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and retirement of the Certificates, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 1st day and not later than the seventeenth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the office of the Trustee therein specified, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given, the Servicer or the Trustee, as the case may be, shall make deposits into the Collection Account in accordance with Section 5.4, or, in the case of an optional purchase of Receivables pursuant to Section 12.2, shall deposit the amount specified in Section 12.2. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.5.

     (c) In the event that all of the Certificateholders shall not surrender their Certificates for retirement within six months after the date specified in the above-mentioned written notice, the Trustee shall have a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for retirement, the Trustee may take appropriate steps, or may
appoint  an  agent  to  take   appropriate   steps,  to  contact  the  remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. As soon as practicable after the termination of the Trust, the Trustee shall surrender the Policy to the Certificate Insurer for cancellation.

     Section 12.2. Optional Purchase of All Receivables. On each Determination Date as of which the Aggregate Principal Balance is less than 10% of the Original Aggregate Principal Balance, the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer, if such purchase would result in a claim on the Policy or would result in any amount owing to the Certificate Insurer remaining unpaid). To exercise such option, the Servicer shall pay the aggregate Purchase Amounts for the Receivables, plus the appraised value of any other property (including the right to receive any future recoveries) held as part of the Trust, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Certificate Insurer (or the Trustee, if an Insurer Default shall have occurred and be continuing), and such appraisal to be conducted only in the event that the Class A Certificateholders have not been paid in full. The Servicer shall succeed to all interests in and to the Trust Property. The fees and expenses related to such appraisal shall be paid by the party exercising the option to purchase.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

     Section 13.1. Amendment. (a) This Agreement may be amended by the Depositor, the Servicer, the Trustee and the Backup Servicer with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of any of the Certificateholders, (i) to cure any ambiguity, or (ii) to correct or supplement any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders, provided, further, that if an Insurer Default has occurred and is continuing, such action shall not amend, modify or limit the Certificate Insurer's rights under (i) Section 5.5(b), (ii) any rights to indemnification to which the Certificate Insurer is entitled hereunder or
(iii) any defined terms used in preceding clauses (i) or (ii).

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Backup Servicer with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of a Certificate Majority (which consent of any Certificateholder given pursuant to this Section 13.1(b) or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or the Class A Pass-Through Rate or the Class B Pass-Through Rate or (b) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of all the Certificateholders then outstanding, provided, further, that if an Insurer Default has occurred and is continuing, such action shall not amend, modify or limit the Certificate Insurer's rights under (i)
Section 5.5(b), (ii) any rights to indemnification to which the Certificate Insurer is entitled hereunder or (iii) any defined terms used in preceding clauses (i) or (ii).

     (c) Prior to the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders pursuant to Section 13.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates.

     (f) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, in addition to the Opinion of Counsel referred to in Section 13.2(i). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 13.2. Protection of Title to Trust. (a) The Depositor or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Trustee and the Certificate Insurer under this Agreement in the Trust Property and in the proceeds thereof. The Depositor or the Servicer or both shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Trustee and the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

     (c) Each of the Depositor and the Servicer shall give the Trustee and the Backup Servicer and the Certificate Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems (and shall require the Sub-Servicers to maintain their computer systems) so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any Backup archives) that refer to any Receivable indicate clearly (with reference to the particular grantor trust) that the Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller, the Originators or the Servicer.

     (f) If at any time the Depositor or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Trust unless such Receivable has been paid in full or repurchased by the Seller, the Originators or the Servicer.

     (g) The Servicer shall permit the Trustee, the Backup Servicer, the Certificate Insurer, the Depositor and their respective agents, at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables or any other portion of the Trust Property.

     (h) The Servicer shall furnish to the Trustee, the Backup Servicer, the Depositor and the Certificate Insurer at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. The Trustee shall hold any such list and Schedule of Receivables for examination by interested parties during normal business hours at the Corporate Trust Office upon reasonable notice by such Persons of their desire to conduct an examination.

     (i) The Depositor and the Servicer shall deliver to the Trustee and the Certificate Insurer simultaneously with the execution and delivery of this Agreement and of each amendment thereto and upon the occurrence of the events giving rise to an obligation to give notice pursuant to Section 13.2(b) or (c), an Opinion of Counsel (a) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Property, and reciting the details of such filing or referring to prior Opinions of Counsel in which such details are given, (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest, or (c) stating in the opinion of such counsel, any action which is necessary to preserve and protect such interest during the following 12- month period.

     (j) The Servicer shall deliver to the Trustee and the Certificate Insurer, within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no action shall be necessary to preserve and protect such interest.

     Section 13.3. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement   or  the  Trust,   nor   entitle   such   Certificateholder's   legal
representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     (b) No Certificateholder shall have any right to vote (except as provided in this Section 13.3 or Sections 10.2, 10.5 or 13.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement or any Related Document.

     (c) So long as no Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Class A Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Certificateholders if the Certificate Insurer agrees to take such action or give such consent or approval. If an Insurer Default shall have occurred and is continuing, no Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and unless also the Certificateholders evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such indemnity reasonably satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to and in compliance with this Section 13.3 or
Section 10.5; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Certificateholders any right to make a claim under the Policy.

     Section 13.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     Section 13.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.6. Assignment. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 8.2 or Section 9.2 and as provided in the provisions of the Agreement concerning the resignation of the Servicer and the Backup Servicer, this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Trustee and the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing the Trustee and a Certificate Majority).

     Section 13.7. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to Section 7.2 are and shall be deemed fully paid.

     Section 13.8. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person shall have any right or obligation hereunder. The Certificate Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Related Documents, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

     Section 13.9. Financial Security as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Certificateholders. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

     Section 13.10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 13.11. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at the following address: Emergent Group, Inc., 15 South Main Street, Suite 750, Greenville, South Carolina 29601, (b) in the case of the Trustee, and, for so long as the Trustee is the Backup Servicer, the Trustee, at its Corporate Trust Office, Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, (c) in the case of each Rating Agency, 99 Church Street, New York, New York 10007 (for Moody's) and 26 Broadway, New York, New York 10004 (for Standard & Poor's), and (d) in the case of the Certificate Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention:
Surveillance Department, Re: Emergent Auto Receivables Trust 1996-A, or at such other address as shall be designated by any such party in a written notice to the other parties. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, and any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 13.12. Successors and Assigns. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee and the Certificateholders and their respective permitted successors and assigns, if any. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors and assigns.

     IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers, effective as of the day and year first above written.

                                             PRUDENTIAL SECURITIES SECURED
                                             FINANCING CORPORATION,
                                               as Depositor

                                             By /s/ Glen Stein
                                               ---------------------------------
                                               Name: Glen Stein
                                               Title: Vice President

                                             EMERGENT GROUP, INC.,
                                               as Servicer

                                             By /s/ Kevin Mast
                                               ---------------------------------
                                               Name: Kevin J. Mast
                                               Title: Treasurer

                                             BANKERS TRUST COMPANY

                                               as Trustee and as Backup Servicer

                                             By /s/ Linda Rakolta
                                               ---------------------------------
                                               Name:  Linda Rakolta
                                               Title: Vice President

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES
                              [See Exhibit A to the
                        Unaffiliated Seller's Agreement]

                                                                       EXHIBIT A

                          [FORM OF CLASS A CERTIFICATE]

                     EMERGENT AUTO RECEIVABLES TRUST 1996-A
               6.55% AUTO RECEIVABLES BACKED CERTIFICATE, CLASS A

     Unless this Certificate is presented by an authorized representative of the Depository Trust Company ("DTC") to Issuer ("Emergent Auto Receivables Trust 1996- A") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This Certificate evidences a fractional undivided interest in the Class A Percentage Interest of the Trust, as defined below, the property of which includes a pool of installment sale contracts secured by new and used automobiles and light trucks and sold to the Trust by Prudential Securities Secured Financing Corporation ("PSSFC"). This Certificate does not represent any interest in or obligation of PSSFC, Emergent Group, Inc. or any of their respective affiliates thereof. Neither the Class A Certificates nor the Receivables are insured by any governmental agency.


No. A-1                                             CUSIP: 29088VAA3
 $14,496,000
Certificate Principal Balance                         Percentage Interest: 100%


     THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $14,496,000 nonassessable, fully-paid, 100% Class A Percentage Interest in the Class A Certificates issued by Emergent Auto Receivables Trust 1996-A (the "Trust") formed by PSSFC. The Trust hereby agrees to pay to such registered holder its pro rata share (based on the aggregate Class A Percentage Interest held by such registered Holder) of the amounts which all Holders of the Class A Certificates are entitled to receive, as hereinafter set forth in this Class A Certificate and as more fully set forth in the Agreement (defined below), at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.

     The Trust was created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1996, by and among PSSFC, Emergent Group, Inc., as servicer, and Bankers Trust Company, as trustee of the Trust (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     The property of the Trust includes (as more fully described in the Agreement) a pool of installment sale contracts for new and used automobiles and light duty trucks (the "Receivables"), certain monies due thereunder on or after February 29, 1996, an assignment of security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, property securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and credit disability insurance policies covering vehicles financed thereby and the obligors thereunder, certain rights against Dealers and in contracts with Dealers, all right, title and interest of the Depositor in and to the Unaffiliated Seller's Agreement and all right, title and interest of the Seller in and to the Purchase Agreement and Assignment and any and all proceeds of the foregoing.

     This Certificate is one of the duly authorized Certificates designated as Emergent Auto Receivables Trust 1996-A, 6.55% Auto Receivables Backed Certificates, Class A (the "Class A Certificates") issued under the Agreement. Also issued under the Agreement are the Class B Certificate and the Class C Certificate. The aggregate undivided interest in the Trust evidenced by all Class A Certificates is 90%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     With respect to the Class A Certificates registered in the name of Cede & Co., as nominee of the Depository, the Depositor, the Seller, the Originators, the Servicer and the Trustee shall have no responsibility or obligation to Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Seller, the Originators, the Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Participant with respect to the ownership interest in any Class A Certificate, (ii) the delivery to any Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a Certificate evidencing such Class A Certificate.


- ------------------------------------------------------------

     IN WITNESS WHEREOF, the Trust has caused this Class A Certificate to be duly executed.

                                    EMERGENT AUTO RECEIVABLES TRUST 1996-A


                                    --------------------------------------
                                    By:  BANKERS TRUST COMPANY, not in its
                                         individual capacity, but solely as
                                         Trustee



Date:  March 27, 1996

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates of the Series designated herein, issued under the within-mentioned Pooling and Servicing Agreement.

                                    BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee


                                    By:
                                      ------------------------------------------


- ------------------------------------------------------------

     This Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class A Certificateholder, at its expense, upon a written request to the Trustee: Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance.

     There will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 22, 1996, to the person in whose name this Class A Certificate is registered at the close of business on the last day of the prior calendar month (the "Record Date"), to the extent available from the Amount Available, such Class A Certificateholder's fractional undivided interest in the sum of the Class A Interest Distributable Amount for such Distribution Date, any outstanding Class A Interest Carryover Shortfall for such Distribution Date, the Class A Principal Distributable Amount for such Distribution Date and any Class A Principal Carryover Shortfall for such Distribution Date.

     Distributions on this Class A Certificate will be made by the Trustee by check mailed, or upon request of the Holder hereof to Certificateholders holding certificates representing at least $3 million in Class A Certificate Balance, by wire transfer of immediately available funds, to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or by such other means as the Person entitled thereto and the Trustee shall agree, without the presentation or surrender of this Class A Certificate, other than with respect to the final payment of the Class A Certificateholder, or the making of any notation hereon.

     The Class A Certificates do not represent an obligation of, or an interest in, the Trustee or any Affiliate thereof. The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth above in the Agreement. The right to receive payments with respect to the Class B Certificate and the Class C Certificate is subordinate to the prior payment in full of all amounts of principal and interest due and payable on the Class A Certificates on each Distribution Date.

     As provided in the Agreement, so long as no Insurer Default has occurred and is continuing, with certain exceptions whenever Class A Certificateholder action, consent or approval is required under the Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Certificateholders if the Certificate Insurer agrees to take such action or give such consent or approval. If an Insurer Default shall have occurred and is continuing, no Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to the Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in the Agreement and unless also the Certificateholders evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by the Holder of Class B Certificate evidencing not less than 25% of the Class B Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of PSSFC and the Servicer and the rights of the Holders of the Certificates under the Agreement at any time by the Servicer, PSSFC and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates, voting together as a Class, evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Class A Certificates are issuable only as registered Class A Certificates without coupons in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof; however, one Certificate may be issued in a denomination representing or including any remaining portion of the initial Class A Certificate Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate Class A Percentage Interest, as requested by the Class A Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the

Trustee may require payment of a sum sufficient to cover any tax or governmental charge or expenses payable in connection therewith.

     Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Certificateholders. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option (subject to the consent of the Certificate Insurer, as described in the Agreement), purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on any Determination Date as of which the Aggregate Principal Balance is less than 10% of the Original Aggregate Principal Balance. In the event of such removal, the entire outstanding Class A Certificate Balance and the Class B Certificate Balance, together with accrued interest thereon at the Class A Percentage or Class B Percentage, as applicable, will be required to be paid to the Class A Certificateholders and the Class B Certificateholder on such Distribution Date.

     The Trustee and any agent of the Trustee may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any agent shall be affected by any notice to the contrary.

                                                                       EXHIBIT B

                          [FORM OF CLASS B CERTIFICATE]

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF CERTAIN PAYMENTS TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. DISTRIBUTIONS HEREON ARE SUBJECT TO THE PRIOR RIGHT OF THE CLASS A CERTIFICATEHOLDERS TO RECEIVE AMOUNTS ON DEPOSIT IN THE SPREAD ACCOUNT.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 7.1 OF THE POOLING AND SERVICING AGREEMENT AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER PSSFC, THE SELLER, THE SERVICER, THE TRUST NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE PROPOSED TRANSFEREE OF THIS CERTIFICATE HAS DELIVERED AN AFFIDAVIT (OR AN OPINION OF COUNSEL) TO THE EFFECT THAT SUCH A TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, INCLUDING RULE 144A THEREUNDER, AND APPLICABLE STATE SECURITIES LAWS AND (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR THE CODE WILL OCCUR IN CONNECTION WITH SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE OR (C) THE ACQUISITION OF THIS CERTIFICATE IS SUBJECT

TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE.


                     EMERGENT AUTO RECEIVABLES TRUST 1996-A
               8.25% AUTO RECEIVABLES BACKED CERTIFICATE, CLASS B

     This Certificate evidences a fractional undivided interest in the Class B Percentage Interest of the Trust, as defined below, the property of which includes a pool of installment sale contracts secured by new and used automobiles and light trucks and sold to the Trust by Prudential Securities Secured Financing Corporation ("PSSFC"). This Certificate does not represent any interest in or obligation of PSSFC, Emergent Financial Corporation or any of their respective affiliates thereof. Neither the Class B Certificates nor the Receivables are insured by any governmental agency.

No. B-1                                                            $1,611,339.72
                                                   Certificate Principal Balance
                                                      Percentage Interest: 100%.

     THIS CERTIFIES THAT EMERGENT AUTO HOLDINGS CORP. is the registered owner of a $1,611,339.72 nonassessable, fully-paid, fractional undivided interest in the Class B Certificates issued by Emergent Auto Receivables Trust 1996-A (the "Trust") formed by PSSFC. The Trust was created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of March, 1996, by and among PSSFC, Emergent Group, Inc., as servicer, and Bankers Trust Company, as trustee of the Trust (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     The property of the Trust includes (as more fully described in the Agreement) a pool of installment sale contracts for new and used automobiles and light duty trucks (the "Receivables"), certain monies due thereunder on or after February 29, 1996, an assignment of security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, property securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering vehicles financed thereby and the obligors thereunder, certain rights against Dealers and in contracts with Dealers, all right, title and interest of the Depositor in and to the Unaffiliated Seller's Agreement and all right, title and interest of the Seller in and to the Purchase Agreement and Assignment and any and all proceeds of the foregoing.

     This Certificate is one of the duly authorized Certificates designated as 8.25% Emergent Auto Receivables Trust 1996-A, Auto Receivables Backed Certificates, Class B (the "Class B Certificates") issued under the Agreement. Also issued under the Agreement are the Class A Certificates and the Class C Certificate. The aggregate undivided interest in the Trust evidenced by all Class B Certificates is 10%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.________________________

- --------------------------------------------------------------------------

     IN WITNESS WHEREOF, the Trust has caused this Class B Certificate to be duly executed.

                                    EMERGENT AUTO RECEIVABLES TRUST 1996-A


                                    --------------------------------------
                                    By:  BANKERS TRUST COMPANY, not in its
                                         individual capacity, but solely as
                                         Trustee



Date:  March 27, 1996

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates of the Series designated herein, issued under the within-mentioned Pooling and Servicing Agreement.

                                    BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee


                                    By:
                                       -----------------------------------

- ------------------------------------------------------------


     This Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class B Certificateholder, at its expense, upon a written request to the Trustee: Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance.

     There will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 22, 1996, to the person in whose name this Class B Certificate is registered at the close of business on the last day of the prior calendar month (the "Record Date"), to the extent available from the Available Funds, such Class B Certificateholder's fractional undivided interest in the sum of the Class B Interest Distributable Amount for such Distribution Date, the Class B Principal Distributable Amount for such Distribution Date and any Class B Principal Carryover Shortfall for such Distribution Date.

     Distributions on this Class B Certificate will be made by the Trustee by check mailed, or upon request of the Holder hereof to Certificateholders holding Certificates representing at least $3 million in Class B Certificate Balance, by wire transfer of immediately available funds, to the Person entitled thereto, as specified by such Person in accordance with the terms of the Agreement or by such other means as the Person entitled thereto and the Trustee shall agree, without the presentation or surrender of this Class B Certificate, other than with respect to the final payment of the Class B Certificateholder, or the making of any notation hereon.

     The Class B Certificates do not represent an obligation of, or an interest in, the Trustee or any Affiliate thereof. The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth above in the Agreement. The right to receive distributions with respect to the Class B Certificates is subordinate to the prior payment in full of all amounts of principal and interest due and payable on the Class A Certificates on each Distribution Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of PSSFC and the Servicer and the rights of the Holders of the Certificates under the Agreement at any time by the Servicer, PSSFC and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates, voting together as a Class, evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Class B Certificates are issuable only as registered Class B Certificates without coupons in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof; however, one Certificate may be issued in a denomination representing or including any remaining portion of the initial Class B Certificate Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate Class B Percentage Interest, as requested by the Class B Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Certificateholders. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option (subject to the consent of the Certificate Insurer, as described in the Agreement), purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on any Determination Date as of which the Aggregate Principal Balance is less than 10% of the Original Aggregate Principal Balance. In the event of such removal, the entire outstanding Class A Certificate Balance and the Class B Certificate Balance, together with accrued interest thereon at the related Class A Percentage or Class B Percentage, as applicable, will be required to be paid to the Class A Certificateholders and the Class B Certificateholder on such Distribution Date.

     The Trustee and any agent of the Trustee may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any agent shall be affected by any notice to the contrary.

                                                                       EXHIBIT C

                          [FORM OF CLASS C CERTIFICATE]

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF CERTAIN DISTRIBUTIONS TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. DISTRIBUTIONS HEREON ARE SUBJECT TO THE PRIOR RIGHT OF THE CLASS A CERTIFICATEHOLDERS AND THE CLASS B CERTIFICATEHOLDERS TO RECEIVE AMOUNTS ON DEPOSIT IN THE SPREAD ACCOUNT.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 7.1 OF THE POOLING AND SERVICING AGREEMENT AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER PSSFC, THE SELLER, THE SERVICER, THE TRUST NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE PROPOSED TRANSFEREE OF THIS CERTIFICATE HAS DELIVERED AN AFFIDAVIT (OR AN OPINION OF COUNSEL) TO THE EFFECT THAT SUCH A TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, INCLUDING RULE 144A THEREUNDER, AND APPLICABLE STATE SECURITIES LAWS AND (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR THE CODE WILL OCCUR

IN CONNECTION WITH SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE OR (C) THE ACQUISITION OF THIS CERTIFICATE IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE.


                     EMERGENT AUTO RECEIVABLES TRUST 1996-A
                  AUTO RECEIVABLES BACKED CERTIFICATE, CLASS C

     This Certificate evidences a fractional undivided interest in the Class C Percentage Interest of the Trust, as defined below, the property of which includes a pool of installment sale contracts secured by new and used automobiles and light trucks and sold to the Trust by Prudential Securities Secured Financing Corporation ("PSSFC"). This Certificate does not represent any interest in or obligation of PSSFC, Emergent Group, Inc. or any of their respective affiliates thereof. Neither the Class C Certificates nor the Receivables are insured by any governmental agency.

No. C-1                                               Percentage Interest: 100%

     THIS CERTIFIES THAT EMERGENT AUTO HOLDINGS CORP. is the registered owner of a fractional undivided interest in the Class C Certificates issued by Emergent Auto Receivables Trust 1996-A (the "Trust") formed by PSSFC. The Trust was created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1996, by and among PSSFC, Emergent Group, Inc., as servicer, and Bankers Trust Company, as trustee of the Trust (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     The property of the Trust includes (as more fully described in the Agreement) a pool of installment sale contracts for new and used automobiles and light duty trucks (the "Receivables"), certain monies due thereunder on or after February 29, 1996, an assignment of security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, property securing the Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering vehicles financed thereby and the obligors thereunder, certain rights against Dealers and in contracts with Dealers, all right, title and interest of the Depositor in and to the Unaffiliated Seller's Agreement and all right, title and interest of the Seller in and to the Purchase Agreement and Assignment and any and all proceeds of the foregoing.

     This Certificate is the duly authorized Certificate designated as Emergent Auto Receivables Trust 1996-A, Auto Receivables Backed Certificates,

Class C (the "Class C Certificate") issued under the Agreement. Also issued under the Agreement are the Class A Certificates and the Class B Certificates. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.


- ------------------------------------------------------------

     IN WITNESS WHEREOF, the Trust has caused this Class C Certificate to be duly executed.

                                    EMERGENT AUTO RECEIVABLES TRUST 1996-A


                                    --------------------------------------
                                    By:  BANKERS TRUST COMPANY, not in its
                                         individual capacity, but solely as
                                         Trustee



Date:  March 27, 1996

                          CERTIFICATE OF AUTHENTICATION

     This is the Class C Certificate of the Series designated herein, issued under the within-mentioned Pooling and Servicing Agreement.

                                    BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee


                                    By:
                                       ---------------------------------------

- ------------------------------------------------------------


     This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder, at its expense, upon a written request to the Trustee: Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance.

     There will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 22, 1996, to the person in whose name this Class C Certificate is registered at the close of business on the last day of the prior calendar month (the "Record Date"), such Class C Certificateholder's fractional undivided interest in the amount available in the Spread Account in excess of the Requisite Amount for the next succeeding Distribution Date, after giving effect to (A) the amounts required to be distributed to the holders of the Class A Certificates and the Class B Certificates pursuant to the subordination of the rights of the holders of Class C Certificates, (B) the amount required to be deposited in the Spread Account and (C) the amounts required to pay the Total Servicing Fee (including any unpaid Servicing Fees with respect to prior Collection Periods) payable to the Servicer on such Distribution Date.

     Distributions on this Class C Certificate will be made by the Trustee by check mailed, or upon request of the Holder hereof, by wire transfer of immediately available funds, to the Class C Certificateholder of record, as specified by such Certificateholder in accordance with the terms of the Agreement or by such other means as the Certificateholder entitled thereto and the Trustee shall agree, without the presentation or surrender of this Class C Certificate, other than with respect to the final payment of the Class C Certificateholder, or the making of any notation hereon.

     The Class C Certificate does not represent an obligation of, or an interest in, the Trustee or any Affiliate thereof. The Class C Certificate is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth above in the Agreement.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of PSSFC and the Servicer and the rights of the Holders of the Certificates under the Agreement at any time by the Servicer, PSSFC and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates, voting together as a Class, evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Class C Certificate is issuable only as a registered Class C Certificate without coupons and without denomination. As provided in the Agreement and subject to certain limitations therein set forth, this Class C Certificate is exchangeable for new Class C Certificates evidencing the same aggregate Class C Percentage Interest, as requested by the Class C Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Certificateholders. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option (subject to the consent of the Certificate Insurer, as described in the Agreement), purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on any Determination Date as of which the Aggregate Principal Balance is less than 10% of the Original Aggregate Principal Balance. In the event of such removal, the entire outstanding Class A Certificate Balance and the Class B Certificate Balance, together with accrued interest thereon at the related Class A Percentage or Class B Percentage, will be required to be paid to the Class A Certificateholders and the Class B Certificateholder on such Distribution Date.

     The Trustee and any agent of the Trustee may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any agent shall be affected by any notice to the contrary.

                                                                       EXHIBIT D

                        FORM OF SPREAD ACCOUNT AGREEMENT

                         [See Spread Account Agreement]

                                                                       EXHIBIT E

                         FORM OF SERVICER'S CERTIFICATE

                              EMERGENT GROUP, INC.
                            Monthly Servicing Report:
                     Emergent Auto Receivables Trust 1996-A
                       Collection Period Ending: dd/mm/yy



I.   Original Deal Parameter Inputs

     (A)      Original Total Portfolio                                    $   -
     (B)      Class A Certificate Ownership Interest of the Trust       0.00%
     (C)      Original Class A Certificate Balance                        $   -
     (D)      Class A Certificate Rate                                  0.00%
     (E)      Class B Certificate Ownership Interest of the Trust
     (F)      Original Class B Certificate Balance
     (G)      Class B Certificate Rate
     (H)      Servicing Fee Rate                                        0.00%
     (I)      Original Weighted Average Coupon (WAC)                    0.00%
     (J)      Original Weighted Average Remaining Term (WAM)            0.000
     (K)      Number of Contracts                                           0

II.  Inputs from Previous Monthly Servicer Reports

     (A)      Total Portfolio Outstanding                                 $   -
     (B)      Total Portfolio Pool Factor                               .0000
     (C)      Class A Certificate Balance                                 $   -
     (D)      Class A Principal Factor                                  .0000
     (E)      Class B Certificate Balance
     (F)      Class B Principal Factor

III. Inputs from Other Sources

     (A)      Aggregate Net Losses for Collection Period                  $   -
     (B)      Number of Vehicles Repossessed During the Collection Period

IV.  Pool Balances and Portfolio Information

                                                          Beginning     Principal      End of
     (A)      Balances and Principal Factors              of Period   Distribution     Period
                                                          ---------   ------------     ------

              i.       Class A Certificate Balance          $     -        $     -      $    -
              ii.      Class A Principal Factor               .0000          .0000
              iii.     Class B Certificate Balance          $     -        $     -      $    -
              iv.      Class B Principal Factor               .0000          .0000
              v.       Total Pool Balance                   $     -        $     -      $    -
              vi.      Total Pool Factor .0000                .0000

     (B)      Portfolio Information

              i.       Weighted Average Coupon (WAC)                       0.00%
              ii.      Weighted Average Remaining Maturity (WAM)           0.00%

              iii.     Remaining Number of Contracts                           0

V.   Collections

     (A)      Total Principal Payments Received (Excluding Repurchases)  $     -
     (B)      Total Interest Payments Received                           $     -
     (C)      Recoveries on Liquidated Receivables                       $     -
     (D)      Principal on Repurchased Receivables                       $     -
     (E)      Compensating Interest
     (F)      Late and Penalty Fees
     (G)      Other Deposits                                             $     -
                                                                         -------
              Total Available Amount                                     $     -

VI.  Distributions

     (A)      Principal Payments Received (Excluding Repurchases)        $     -
     (B)      Principal on Repurchased Contracts                         $     -
     (C)      Gross Balance of Liquidated Receivables                    $     -
                                                                         -------
     (D)      Total Principal Reduction                                  $     -
     (E)      Basic Servicing Fee/Supplemental Servicing Fee             $     -
     (F)      Trustee Fee                                                $     -
     (G)      Spread Account Trustee Fee                                 $     -
     (H)      Backup Servicer Fee                                        $     -
     (I)      Class A Distributable Amount                               $     -
               i.      Class A monthly Interest Distributable Amount
              ii.      monthly Class A Principal Distributable Amount    $     -

              Class A Principal Carryover Shortfall                      $     -
     (J)      Insurer Fee                                                $     -
     (K)      Spread Account deposits up to Requisite Amount             $     -
     (L)      Class B Distributable Amount                               $     -
               i.      Class B Monthly Interest Payment                  $     -
              ii.      Monthly Principal to Class B                      $     -

              Class B Principal Carryover Shortfall                      $     -

     (M)      Remaining Available Funds to Spread Account                $     -
                                                                         -------
                                                                         $     -
VII. Reconciliation of Spread Account

     (A)      Initial Deposit to Spread Account                          $     -
     (B)      Beginning Spread Account Balance                           $     -
     (C)      Draw for Class A Distributable Amount and Servicing Fee    $     -
     (D)      Amount Available for Deposit to Spread Account             $     -
                                                                         -------
     (E)      Spread Account Balance Prior to Release                    $     -
     (F)      Spread Account Requirement                                 $     -
     (G)      Spread Account Release to Seller                           $     -
                                                                         -------
     (H)      Ending Spread Account Balance                              $     -
                                                                         =======
     (I)      Ending Spread Account Balance as a % of Outstanding
              Portfolio
     (J)      Requisite Amount                                           $     -
                                                                         =======

VIII. Tests for Increase in Spread Account Balance

     (A)      Average Net Loss Rate
              i.       Second Preceding Collection Period                  0.00%
              ii.      Preceding Collection Period                         0.00%

               iii.     Current Collection Period                          0.00%
               iv.      Three Month Average                                0.00%

     (B)      Average Default Rate
              i.       Second Preceding Collection Period                  0.00%
              ii.      Preceding Collection Period                         0.00%
              iii.     Current Collection Period                           0.00%
                                                                        --------
              iv.      Three Month Average                                 0.00%

     (C)      Average Number of Contracts Over 30 Days Delinquent
              i.       Second Preceding Collection Period                  0.00%
              ii.      Preceding Collection Period                         0.00%
              iii.     Current Collection Period                           0.00%
                                                                        --------
              iv.      Three Month Average                                 0.00%

     (D)      Has Trigger Event Occurred                            ___Yes ___No

IX.  Additional Information

     (A)      Has Insurance Agreement Event of Default Occurred     ___Yes ___No

                                                                       EXHIBIT F

                                 FORM OF POLICY

                       [See Certificate Insurance Policy]

                                                                       EXHIBIT G

                     FORM OF UNAFFILIATED SELLER'S AGREEMENT


                      [See Unaffiliated Seller's Agreement]

                                                                       EXHIBIT H


                    FORM OF PURCHASE AGREEMENT AND ASSIGNMENT

                            [See Purchase Agreement]

                                                                       EXHIBIT I

             REQUEST BY THE SERVICER [OR SUB-SERVICER] FOR TEMPORARY
                  RELEASE OF RECEIVABLES AND LIEN CERTIFICATES

TO:      Bankers Trust Company,
           as Trustee
         Four Albany Street
         New York, New York  10006
         Attention:  Corporate Trust Office

Gentlemen:

     In connection with the administration of the Receivables held by you as Trustee, under the Pooling and Servicing Agreement dated as of March 1, 1996 among Emergent Group, Inc., as Servicer, Prudential Securities Secured Financing Corporation, as Depositor, and you, as Trustee and Backup Servicer, the undersigned requests the temporary release of the Receivables and the related Lien Certificates for the Receivables identified in the schedule attached to this Request.


                                            [EMERGENT GROUP, INC.] [THE LOAN
                                            PRO$, INC.] [PREMIER FINANCIAL
                                            SERVICES, INC.]
                                              as [Servicer] [Sub-Servicer]*

                                        By:
                                          -----------------------------------
                                        Name:
                                            ---------------------------------
                                        Title:
                                             --------------------------------
                                        Date:
                                            ---------------------------------


ACKNOWLEDGED BY:

BANKERS TRUST COMPANY,
  as Trustee

By:
  -----------------------------------
Name:
    ---------------------------------
Title:
     --------------------------------
Date:
    ---------------------------------

* The signature of the Servicer or either Sub-Servicer will suffice.

                            The Emergent Group, Inc.
            The Loan Pro$, Inc. and Premier Financial Services, Inc.
                  Request for Receivables and Lien Certificates

- --------------------------------------------------------------------------------
Branch Number
               -------------------------------------
Account Number
               -------------------------------------
Loan Number
               -------------------------------------
Account Name
               -----------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
         Document(s) Needed:
         -------------------

  [ ]    Note
  [ ]    Automobile Title
         Vehicle Identification Number (VIN)
                                             -----------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
         Reason For Item Request:
         ------------------------



     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                             Return Document(s) to Branch by:
                                             --------------------------------
                                             [ ] OVERNIGHT EXPRESS DELIVERY
         Address to Send Document:                (e.g., Federal Express)
         -------------------------           [ ] REGULAR MAIL

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
- --------------------------------------------------------------------------------



- ----------------------------------------------------        --------------------
Name (Printed) of Individual Requesting Documents                   Phone Number



- ----------------------------------------------------        --------------------
Signature of Individual Requesting Documents                     Date of Request

         Attention Branches:

         Send this Document to:                 Send a copy of this document to:
         ----------------------                 --------------------------------
         Christopher Murray                     Vick Crowley
         Bankers Trust Company                  Emergent Group, Inc.
         4 Albany Street, 10th Floor            P.O. Box 17526
         New York, NY 10006                     Greenville, SC 29606

         Fax: (212) 250-6439                    Fax: (864) 271-6374



                                       I-A

                                                                       EXHIBIT J

                            FORM OF DEFICIENCY NOTICE

                  NOTICE UNDER MASTER SPREAD ACCOUNT AGREEMENT
                         EMERGENT AUTO RECEIVABLES TRUST
                                  SERIES 1996-A


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022

Emergent Group, Inc.
15 South Main Street, Suite 750
Greenville, South Carolina  29601

     The undersigned, a duly authorized officer of Bankers Trust Company, as trustee (the "Trustee"), hereby certifies to Financial Security Assurance Inc. (the "Collateral Agent") and Emergent Group, Inc. (the "Servicer"), with reference to the Master Spread Account Agreement in respect of the $14,496,000 Emergent Auto Receivables Trust 1996-A, Auto Receivables Backed Certificates, Class A (the "Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among Prudential Securities Secured Financing Corporation, as Company, Emergent Group, Inc., as Servicer, and the Trustee, as trustee for the Holders;

          (ii) the sum of the amounts payable on the Distribution Date occurring on _____________ (the "Applicable Distribution Date") pursuant to clauses
     (i) through (v) of Section 5.5(b) of the Agreement is $_____________;

          (iii) the Available Funds for the Class A Certificates for the Distribution Date occurring on the Applicable Distribution Date is $_______________;

          (iv) the amount by which (ii) above exceeds (iii) above is $_______________ (the "Deficiency Claim Amount");

          (v) the Trustee is making a claim under and pursuant to the terms of the Master Spread Account Agreement for the Deficiency Claim Amount to be applied to payment of (ii) above for the Applicable Distribution Date in accordance with the Agreement; and

          (vi) the Trustee directs that payment of the Deficiency Claim Amount be made to the following account by bank wire transfer of federal or other immediately available funds: Collection Account.

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Master Spread Account Agreement.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Master Spread Account Agreement as of the 1st day of March, 1996.


                                         BANKERS TRUST COMPANY


                                             By
                                               -----------------------------

                                             Title
                                                  --------------------------

                                                                       EXHIBIT K

                                 FORM OF NOTICE

                     TO FINANCIAL GUARANTY INSURANCE POLICY
                                 NUMBER:50450-N

                         NOTICE UNDER FINANCIAL GUARANTY
                            INSURANCE POLICY NUMBER:


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022

     The undersigned, a duly authorized officer of Bankers Trust Company, as trustee (the "Trustee"), hereby certifies to Financial Security Assurance Inc. (the "Insurer"), with reference to the Financial Guaranty Insurance Policy Number (the "Policy") issued by the Insurer in respect of the $14,496,000 Emergent Auto Receivables Trust 1996-A, Auto Receivables Backed Certificates, Class A (the "Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") among Prudential Securities Secured Financing Corporation, as Company, Emergent Group, Inc., as Servicer, and the Trustee, as trustee for the Holders;

          (ii) the Class A Interest Distributable Amount for the Class A Certificates for the Distribution Date occurring on _____________ (the "Applicable Distribution Date") is $__________;

          (iii) the Class A Principal Distributable Amount for the Class A Certificates for the Applicable Distribution Date is $_____________;

          (iv) the Amount Available with respect to the Applicable Distribution Date is $_____________;

          (v) the Amount by which the sum of (ii) and (iii) above exceeds (iv) above is $______________ (the "Policy Claim Amount");

          (vi) the Trustee is making a claim under and pursuant to the terms of the Policy for the Insured Payment to be applied to payment of the sum of
     (ii) and (iii) above for the Applicable Distribution Date in accordance with the Agreement; and

          (vii) the Trustee directs that payment of the Policy Claim Amount be made to the following account by bank wire transfer of federal or other immediately available funds: Collection Account.

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Master Spread Account Agreement.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ___ day of ____________, ____.


                                         BANKERS TRUST COMPANY


                                             By
                                               -----------------------------

                                             Title
                                                  --------------------------

                                                                       EXHIBIT L

                            FORM OF INVESTMENT LETTER



Emergent Group, Inc.
15 S. Main Street, Suite 750
Greenville, SC  29601

Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022

Bankers Trust Company
4 Albany Street
10th Floor
New York, NY  10006


                  Re: Emergent Auto Receivables Trust 1996-A, 8.25% Auto Receivables Backed Certificates, Class B and Auto Receivables Backed
                           Certificate, Class C (the "Certificates")

Ladies and Gentlemen:

     ____________________ (the "Seller") intends to transfer the captioned Certificates to _________________ (the "Purchaser"), for registration in the name of _________________________________.

     1. In connection with such transfer, and in accordance with Section 7.3 of the Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"; all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement), between Emergent Group, Inc. (the "Company"), Prudential Securities Secured Financing Corporation and Bankers Trust Company, not in its individual capacity but solely as Trustee (the "Trustee") and Backup Servicer, pursuant to which the Certificates were issued, the Seller hereby certifies to you the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or under state securities laws, or which would render the disposition of the Certificates a violation of Section 5 of the 1933 Act or applicable state securities laws or require registration pursuant thereto.

     2. The Purchaser warrants and represents to, and covenants with, the Trustee pursuant to Section 7.3 of the Agreement that:

          (a) The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Agreement and the Certificates, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Trustee, Financial Security Assurance Inc. ("Financial Security") and the Seller all of the Seller's obligations as Certificateholder thereunder;

          (b) The Purchaser understands that the Certificates have not been and may never be registered under the 1933 Act or the securities laws of any state;

          (c) The Purchaser is acquiring the Certificates for investment for its own account or the account of another qualified institutional buyer (within the meaning of Rule 144A under the 1933 Act) only and not for any other person or with a view to the distribution thereof in violation of applicable securities laws;

          (d) The Purchaser is an "accredited investor" within the meaning of Rule 501 under the 1933 Act, and considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificates;

          (e) The Purchaser has been furnished with all information regarding the Certificates that it has requested from the Seller or the Trustee and has been afforded the opportunity to ask all questions it reasonably desires to ask of the Seller (and all such questions have been answered to the Purchaser's satisfaction); and

          (f) Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which, with respect to any such action, would constitute a distribution of the Certificates under the 1933 Act or applicable state securities laws or which would render the disposition of the Certificates a violation of Section 5 of the 1933 Act or applicable state securities laws or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificates.

     3. The Purchaser is not acquiring (or considered to be acquiring) the Note with the assets of (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to Title I of ERISA, (b) a plan described in Section 4975 of the Internal Revenue Code of 1986, as amended, or (c) any entity whose underlying assets include plan assets by reason of an investment in such entity by a plan described in (a) or (b) above.

     4. The Purchaser agrees that neither the Certificates nor any interest therein will be sold, transferred or otherwise disposed of (except for sales to the Company) unless registered under the 1933 Act or similar successor law, without first having presented to the Seller and the Trustee or their counsel a written opinion of counsel, satisfactory to the Seller and the Trustee in form and substance, experienced in securities laws matters and satisfactory to the Seller and the Trustee, indicating that the proposed transfer will not be in violation of any of the registration provisions of the 1933 Act or similar successor law. In any event and regardless of when such sale, transfer or other disposition of the Certificates or any interest therein takes place (except for sales to the Company), no such sales, transfers or other dispositions may be made without first having presented to the Seller and the Trustee or their counsel (i) a written opinion, satisfactory to the Seller and the Trustee in form and substance, of such counsel, indicating exemption from or compliance with or qualification under all applicable state securities, or "blue sky" laws, and (ii) the Purchaser's indemnification of the Seller against any liabilities, costs or expenses which might result should such disposition (or any action by any broker or dealer in connection with the foregoing) violate or be alleged to violate the 1933 Act, the rules and regulations promulgated thereunder or any other applicable federal laws or state securities or "blue sky" laws and regulations or any court or administrative decision, but only as a result of any act or omission committed by the Purchaser in connection with any such transfer, sale or other disposition.

     4. The Purchaser agrees to indemnify the Seller and hold it harmless from and against any and all damages suffered and liabilities incurred by the Seller (including costs of investigation and defense and attorneys' fees) arising out of any inaccuracy in, or breach of, the agreements, representations, covenants and warranties which the Purchaser has made herein.

     5. The Purchaser agrees that it will obtain from any subsequent purchaser of the Certificates substantially the same representations, warranties, covenants and agreements contained herein and acknowledges that any transfer of the Certificates by the Purchaser will comply with Section 7.3 of the Agreement.

     6. This Investment Letter may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Investment Letter to be executed by their duly authorized officers as of the date first above written.

- ------------------------------,                -----------------------------,
Seller                                         Purchaser

By:                                            By:
   ----------------------------                   ----------------------------
Its:                                           Its:
    ---------------------------                    ---------------------------

    Taxpayer Identification                        Taxpayer Identification
    No.                                            No.
       --------------------                           ---------------------

                                                                       EXHIBIT M
                              OFFICER'S CERTIFICATE

                  REQUEST BY THE SERVICER FOR PERMANENT RELEASE
                      OF RECEIVABLES AND LIEN CERTIFICATES

TO:      Bankers Trust Company,
           as Trustee
         Four Albany Street
         New York, New York  10006
         Attention:  Corporate Trust Office

Gentlemen:

     In connection with the payment in full of the Receivables held by you as Trustee, under the Pooling and Servicing Agreement dated as of March 1, 1996 among Emergent Group, Inc., as Servicer, Prudential Securities Secured Financing Corporation, as Depositor, and you, as Trustee and Backup Servicer, the undersigned requests the release of the Receivables and the Lien Certificates (and the related Receivables Files if applicable) for the Receivables identified in the schedule attached to this Request.

     The undersigned hereby certifies that any and all payments received on the Receivables identified in the schedule attached to this Request which are required to be deposited in the Collection Account pursuant to Section 3.1 of such Pooling and Servicing Agreement have been so deposited.


                                            EMERGENT GROUP, INC.
                                              as Servicer

                                                By:
                                                  -----------------------------
                                                Name:
                                                    ---------------------------
                                                Title:
                                                     --------------------------
                                                Date:
                                                    ---------------------------


ACKNOWLEDGED BY:

BANKERS TRUST COMPANY,
  as Trustee


By:
  -----------------------------
Name:
    ---------------------------
Title:
     --------------------------
Date:
    ---------------------------

                            The Emergent Group, Inc.
            The Loan Pro$, Inc. and Premier Financial Services, Inc.
                  Request for Receivables and Lien Certificates

- --------------------------------------------------------------------------------
Branch Number
               -------------------------------------
Account Number
               -------------------------------------
Loan Number
               -------------------------------------
Account Name
               -----------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
         Document(s) Needed:
         -------------------

  [ ]    Note
  [ ]    Automobile Title
         Vehicle Identification Number (VIN)
                                             -----------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
         Reason For Item Request:
         ------------------------

  [ ]    Loan Paid in Full (Date of Pay-Off:__________)
  [ ]    Other (Explain)


     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                             Return Document(s) to Branch by:
                                             --------------------------------
                                             [ ] OVERNIGHT EXPRESS DELIVERY
         Address to Send Document:                (e.g., Federal Express)
         -------------------------           [ ] REGULAR MAIL

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
- --------------------------------------------------------------------------------



- ----------------------------------------------------        --------------------
Name (Printed) of Individual Requesting Documents                   Phone Number



- ----------------------------------------------------        --------------------
Signature of Individual Requesting Documents                     Date of Request

         Attention Branches:

         Send this Document to:                 Send a copy of this document to:
         ----------------------                 --------------------------------
         Christopher Murray                     Vick Crowley
         Bankers Trust Company                  Emergent Group, Inc.
         4 Albany Street, 10th Floor            P.O. Box 17526
         New York, NY 10006                     Greenville, SC 29606

         Fax: (212) 250-6439                    Fax: (864) 271-6374



                                       M-A